As filed with the SEC on April 27, 2023 .	Registration Nos. 333-07471 811-07329
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 43 ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 190 ☑

(Check appropriate box or boxes.)
SEPARATE ACCOUNT VL I OF TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE CO.
(Exact Name of Registrant)
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)
1 Griffin Road North
Windsor, Connecticut 06095
800-231-5453
(Address and telephone number of principal executive offices)
_________________
William J. Evers
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)
_________________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2023 pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
☑ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

STAG ACCUMULATOR® II VARIABLE UNIVERSAL LIFE
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE POLICY ISSUED BY:
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: 800-231-5453
PROSPECTUS DATED: May 1, 2023
Talcott Resolution Life and Annuity Insurance Company no longer offers these Policies for sale.

This prospectus describes the Stag Accumulator® II Variable Universal Life insurance Policy (the "Policy"). Policies issued prior to December 1, 2003, were sold under the name of Stag Variable Life Artisan. If you purchased your Policy prior to December 1, 2003, a description of Policy variations that may apply to you is contained in APPENDIX C of this prospectus. Policy Owners should note that the options, features and charges of the Policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your Policy. Some Policy features may not be available in some states.
Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus .
Stag Accumulator® II Variable Universal Life is a contract between you (the "Policy Owner") and Talcott Resolution Life and Annuity Insurance Company ("Talcott", "TLA", "the Company", “us”, “we”, or “our”). Talcott does not solicit or issue insurance products in New York. The Policy is a flexible premium variable universal life insurance policy . It is:

|	Flexible premium, because generally, you may decide when to make premium payments and in what amounts.
|	Variable, because the value of your life insurance Policy will fluctuate with the performance of the Funds you select and the Fixed Account.
You may allocate your premium payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds (“Funds”) set up exclusively for variable annuity or variable life insurance products and certain other non-public investors. These are not the same mutual funds that you buy through your direct brokerage account or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Policy offers a wide variety of Funds from the firms listed below. The Funds are described in greater detail in APPENDIX A: Funds Available Under the Policy section of this prospectus.

•AllianceBernstein	•Franklin Templeton®	•MFS®
•American Funds®	•Hartford	•Morgan Stanley
•BlackRock	•Invesco	•Putnam
•Fidelity® Investments	•Lord Abbett
You may also choose to invest your premium payments in the Fixed Account.
This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance Policy with this Policy may not be to your advantage.

In compliance with United States law, Talcott Resolution Life and Annuity Insurance Company delivers this prospectus to Policy Owners that currently reside outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission's ("SEC") staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Policy is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Policy was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Stag Accumulator® II Variable Universal Life or Stag Variable Life Artisan is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION
Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges For Early Withdrawals
If you surrender your Policy for its entire Cash Surrender Value within the first 9 Policy Years (or within 9 years of an increase in Face Amount), you will be assessed a surrender charge. The maximum surrender charge is set forth in your Policy and equals 4.50% of Face Amount. The charge applies to Policy surrenders and lapses. The maximum surrender charge on a full surrender of a Policy with a $100,000 Face Amount is $4,500. Surrender charges are not deducted during the first three Policy Years if you add the Modification of Cash Surrender Value Endorsement at the time of purchase. For more information, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include a sales load on premiums paid under the Policy, tax charge (to cover local, state and federal taxes), transfer fee, and withdrawal charge. For more information on transaction charges, please refer to the FEE TABLE section of this prospectus.

Ongoing Fees And Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and risk classification). Investors should view the Specifications Pages of their Policy for applicable rates.
Policy Owners will also bear expenses associated with the Funds under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.14%	1.85%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Policy. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered. Accessing the values in your Policy through withdrawals or loans may increase the chance that your Policy will lapse. Surrendering your Policy in the early years may be subject to substantial surrender charges. Withdrawals, loans, and surrendering your Policy may have tax consequences. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE POLICY section and Tax Treatment Of Policy Benefits subsection of this prospectus.

Risks Associated With Investment Options
An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the investment options available under the Policy (e.g. the Funds). Each investment option (including the Fixed Account investment option) will have its own unique risks. You should review all investment options available under the Policy before making an investment decision. Fund prospectuses can be obtained from your financial professional, at www.prudential.com/hig-funds or by calling 800-231-5453. For more information on the Funds, please refer to the Investment Performance subsection of the PRINCIPAL RISKS OF INVESTING IN THE POLICY section and The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to Talcott. Any obligations (including under the Fixed Account investment option), guarantees, or benefits are subject to the claims-paying ability of Talcott. More information about Talcott, including its financial strength ratings, is available upon request by calling 800-231-5453 and at www.talcottresolution.com/financialratings.html. For more information, please refer to the GENERAL DESCRIPTIONS OF TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

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Policy Lapse
Death Benefits will not be paid if the Policy has lapsed. The Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No Lapse Guarantee is not available. The Policy will go into default if total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, unless it remains in force under the Policy Continuation Rider. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Policy to lapse.
We will keep your Policy in force for the 61-day grace period following the date your Policy goes into default. However, if we have not received the required premiums (specified in your lapse notice) by the end of the grace period, the Policy will terminate. If the insured dies during the grace period, we will pay the death proceeds.
A Policy that lapses may be reinstated within five years after termination if you submit satisfactory evidence of insurability to us, any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the grace period; and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated. For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

RESTRICTIONS
Investments
You may transfer amounts among the Fixed Account and the Sub-Accounts subject to certain restrictions. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Account Value more than once a Valuation Day.
You are allowed to submit a total of 20 Sub-Account transfers each Policy Year by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. We may charge an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month, however, we are currently not assessing an administrative transfer fee.
Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each Policy Anniversary, and, the maximum amount transferred in any Policy Year will be the greater of $1,000 and 25% of the Accumulated Value in the Fixed Account on the date of the transfer. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.
We reserve the right to remove or substitute Funds as investment options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX A.

Optional Benefits
As a Policy Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as "riders" to the Policy. Riders are generally only available at Policy issuance, unless noted otherwise.
Rider benefits will no longer be available if the Policy lapses. Some riders are not available in conjunction with other riders and other restrictions may apply. Some riders described in this prospectus, such as the Waiver of Specified Amount Disability Benefit Rider, Accidental Death Benefit Rider, and the LifeAccess Accelerated Benefit Rider are subject to benefit limitations and eligibility requirements. The LifeAccess Accelerated Benefit Rider will terminate on the date you make a withdrawal under the Policy during a Benefit Period.
Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Policy, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit if you purchase the Policy through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. There is a risk that the Internal Revenue Service ("IRS") could assert that the Policy has been effectively terminated when you exercise the Policy Continuation Rider and that the outstanding loan balance should be treated as a distribution. See Policy Continuation Rider under the RIDERS section of this prospectus. For more information on tax implications relating to Policy investments, please refer to the TAXES section of this prospectus.

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CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Policy to investors and may have a financial incentive to offer or recommend the Policy over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a policy in place of the one you already own. You should only exchange your Policy if you determine after comparing the features, fees, and risks of both policies, that it is preferable to purchase the policy, rather than continue to own your existing Policy. For more information on exchanges, please refer to the paragraph titled Replacement of a Policy in the PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.

OVERVIEW OF THE POLICY
This section contains a summary of the benefits available under the Policy. It is only a summary and you should read the entire prospectus. Please note that this prospectus describes a Policy issued by Talcott Resolution Life and Annuity Insurance Company and administered by The Prudential Insurance Company of America.
Description of the Policy
The Stag Accumulator® II Variable Universal Life insurance Policy is a flexible premium variable universal life insurance policy. The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose Death Benefit options, investment options, and premiums you pay. We will pay the Death Benefit to the named Beneficiaries upon the death of the insured. You, as the Policy Owner, pay the premiums for the Policy and name the beneficiary . The insured is the person whose life is insured under the Policy. You allocate premiums to the Funds and can accumulate Account Value on a tax-deferred basis. We deduct Policy fees and charges from the premiums and the Account Value. You may access the Account Value through loans and withdrawals.
This Policy is designed for Policy Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Policy Owners should consider whether this Policy meets their financial goals, liquidity needs and investment time horizon.
Some Policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of all material variations to features and riders that differ from the description contained in the prospectus.
Premiums
You have the flexibility to choose how you pay premiums. You can choose a Planned Premium when you purchase the Policy. You may change your Planned Premium, subject to certain limitations. Payment of insufficient premiums may result in a Policy lapse. Under certain circumstances we reserve the right to refuse to accept premium payments.
You may invest your premiums in up to 20 different investment choices within your Policy, from a choice of all available Funds and a Fixed Account. You may transfer money among your investment choices, subject to restrictions. In addition, you may use our dollar cost averaging feature or one of our automatic asset allocation programs. Information about each Fund available under the Policy is provided in APPENDIX A.
Policy Features
Death Benefit — While the Policy is in force and when the insured dies, we pay a Death Benefit to your beneficiary.
However, your Death Benefit will never be less than the minimum Death Benefit. You select one of four Death Benefit options:
• Option A (Level Option): The Death Benefit is the current Face Amount.
• Option B (Return of Account Value Option): The Death Benefit is the current Face Amount plus the Account Value on the date we receive due proof of the insured’s death.
• Option C (Return of Premium Option): The Death Benefit is the current Face Amount plus the sum of premiums paid. However, it will be no more than the current Face Amount plus the Option C limit, which is currently $5 million.
• Option D (Decreasing Option): The Death Benefit is the current Face Amount, plus the lesser of:
◦ the Account Value on the date we receive due proof of the insured’s death; and
◦ the Account Value on the date of the change from Death Benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
The Death Benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your Death Benefit option under certain circumstances. You may increase or decrease the Face Amount on your Policy under certain circumstances.
Account Values — Each Policy will have an Account Value. There is no minimum guaranteed Account Value. The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts , Net Premiums paid, and any withdrawals taken.
No Lapse Guarantee — Generally, your Death Benefit coverage will last as long as there is enough value in your Policy to pay for the monthly charges we deduct. Since this is a variable life Policy, values of your Policy will fluctuate based on the performance of the Funds you have chosen. Without the No Lapse Guarantee, your Policy will lapse if the value of your Policy is insufficient to pay your monthly charges. If the No Lapse Guarantee is available and the value of your Policy is insufficient to pay your monthly charges, we will waive any portion of the monthly charges that could not be collected.

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Therefore, when the No Lapse Guarantee feature is available, the Policy will not lapse, regardless of the investment performance of the Funds. If you take a loan on your Policy, the No Lapse Guarantee may not protect the Policy from lapsing. Therefore, you should carefully consider the impact of taking Policy loans during the No Lapse Guarantee Period. Starting on the effective date of your Policy, the length of the No Lapse Guarantee Period varies depending on the issue age of the insured.
Withdrawal — Under certain circumstances and limitations, you may withdraw a part of the Policy’s Cash Surrender Value without surrendering the Policy. The minimum withdrawal allowed is $500. The maximum withdrawal is the Cash Surrender Value, minus $1,000 . You may be assessed a charge of up to $10 for each withdrawal.
Loans — You may use this Policy as collateral to obtain a loan from us.
Surrender — You may surrender your Policy at any time prior to the Maturity Date for its Cash Surrender Value. Surrenders may be subject to a surrender charge.
Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the Policy (commonly known as “tax-deferral”). The Death Benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the Death Benefit.
Riders — You may add additional benefits to your Policy by selecting from a variety of riders. Additional charges may apply for some riders and may be subject to underwriting approval. The charges associated with each rider are presented in the FEE TABLE.
•The Enhanced No Lapse Guarantee Rider lets you choose a longer No Lapse Guarantee Period.
•The Lifetime No Lapse Guarantee Rider lets you extend the No Lapse Guarantee Period to the end of the life of the insured.
•The Waiver of Specified Amount Disability Benefit Rider credits the Policy with an amount specified in your Policy while the insured is totally disabled.
•The Deduction Amount Waiver Rider waives the Monthly Deduction Amount of your Policy while the insured is totally disabled.
•The Accidental Death Benefit Rider pays a specified amount when the insured dies under accidental circumstances.
•The Cost of Living Adjustment Rider provides an increase to your Face Amount without evidence of insurability on every second anniversary of the rider.
•The Term Insurance Rider provides term life insurance coverage on the life of the insured.
•The Child Insurance Rider provides term life insurance on all the insured children.
•The Accelerated Death Benefit Rider for Terminal Illness provides a lump sum accelerated Death Benefit in the event an insured’s life expectancy is 12 months (24 months in some states) or less.
•The LifeAccess Accelerated Benefit Rider provides a monthly or lump sum accelerated Death Benefit in the event the insured becomes Chronically Ill and is likely to need services for the remainder of the insured’s life.
•The Policy Continuation Rider provides you the option to continue your Policy at a reduced Death Benefit with no further Monthly Deduction Amount s in the event your Policy is in danger of default or termination due to excessive Indebtedness.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications Pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make a withdrawal from the Policy, or transfer Cash Value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)(1)	When premium payments are made	5.75% of premiums
Premium Taxes(2)	When premium payments are made	4% of premiums
Maximum Surrender Charge(3) Minimum and maximum per $1,000 of Face Amount	Upon lapse or surrender	Maximum Charge:	$45
		Minimum Charge:	$3
		Initial charge for a representative insured(4):	$17
Transfer Fee(5)	Upon each transfer after the first transfer in any month	$25
Withdrawal Charge(5)	Upon withdrawal	$10
Accelerated Death Benefit Rider for Terminal Illness	One-time charge upon exercising the rider benefit	$300
Policy Continuation Rider A percentage of Account Value	One-time charge upon exercising the rider benefit	7%
(1)Sales loads may be different in your state.
(2)The premium tax charge is a percentage of premiums paid for taxes assessed against us by a state and/or other governmental entities and varies by state and municipality of residence.

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(3)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453. The surrender charge applies if you surrender your Policy: during the first 9 Policy Years; within 9 Policy Years of an unscheduled increase in your Face Amount; or within 9 Policy Years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.
(4)Representative insured is male , 45-year-old, underwritten as standard non-nicotine.
(5)Not currently being assessed.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance Charge(1)(7) Minimum and maximum charge per $1,000 of the Net Amount at Risk	Monthly	Maximum Charge:	$83.33
		Minimum Charge:	$0.06
		Charge for a representative insured:(2)	$0.39
Mortality and Expense Risk Charge A percentage of Account Value	Monthly	Maximum Charge:	0.05%(3)
Monthly per $1,000 Charge(4)(6) Per $1,000 of initial Face Amount and certain subsequent increases in Face Amount	Monthly	Maximum Charge:	$2
		Minimum Charge:	$0.17
		Charge for a representative insured:(2)	$0.29
Monthly Administrative Charge	Monthly	Maximum Charge:	$10
Net Interest on Loan(5) As a Percentage of Policy Indebtedness	Monthly	Maximum Charge:	2%
Optional Benefits Charges:
Enhanced No Lapse Guarantee Rider(6) Per $1,000 of the Face Amount	Monthly	Maximum Charge:	$0.10
		Minimum Charge:	$0.01
		Charge for a representative insured:(2)	$0.01
Lifetime No Lapse Guarantee Rider(6) Per $1,000 of the Face Amount	Monthly	Maximum Charge:	$0.06
		Minimum Charge:	$0.01
		Charge for a representative insured:(2)	$0.01
Waiver of Specified Amount Disability Benefit Rider(6) (for Policies issued on or before March 12, 2007) Per $1 of the specified amount	Monthly	Maximum Charge:	$0.20
		Minimum Charge:	$0.04
		Charge for a representative insured:(2)	$0.05
Waiver of Specified Amount Disability Benefit Rider(6) (for Policies issued after March 12, 2007) Per $1 of the specified amount	Monthly	Maximum Charge:	$0.11
		Minimum Charge:	$0.04
		Charge for a representative insured:(2)	$0.04
Deduction Amount Waiver Rider(6) Percentage of the Monthly Deduction Amount	Monthly	Maximum Charge:	34.5%
		Minimum Charge:	6.9%
		Charge for a representative insured:(2)	9.2%
Accidental Death Benefit Rider(6) Per $1,000 of the coverage amount	Monthly	Maximum Charge:	$0.18
		Minimum Charge:	$0.08
		Charge for a representative insured:(2)	$0.11

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Term Insurance Rider(6) Per $1,000 of the coverage amount	Monthly	Maximum Charge:	$83.33
		Minimum Charge:	$0.06
		Charge for a representative insured:(2)	$0.39
Child Insurance Rider Per $1,000 of the coverage amount for all children	Monthly	Maximum Charge:	$0.50
LifeAccess Accelerated Benefit Rider(6) (for Policies issued after March 12, 2007) Per $1,000 of the Benefit Net Amount at Risk	Monthly	Maximum Charge:	$41.67
		Minimum Charge:	$0.04
		Charge for a representative insured:(2)	$0.12
(1)The charge varies based on individual characteristics of the insured, including Net Amount at Risk, gender, age, Policy Year, and underwriting class. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453. The highest c ost of insurance rate is for an insured who is a male Attained Age 100.
(2)Representative insured is Male, 45-year-old, underwritten as standard non-nicotine.
(3)The maximum charge is 0.05% in Policy Years 1-10, 0.03% in Policy Years 11-20, and 0% thereafter. The current charge is 0.05% in Policy Years 1-10, 0.02% in Policy Years 11-20, and 0% thereafter.
(4)The charge is deducted for a period of: 5 years after you purchase your Policy; 5 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected.
(5)During Policy Years 1-10, the loan interest rate is 5% for all Indebtedness. A loan taken in Policy Years 11 and later has an effective annual interest rate of up to 3.50% for non-preferred loans and up to 3.25% for preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3% in all years.
(6)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453.
(7)Net Amount at Risk is the difference between the Death Benefit and the Account Value.

The next item shows the minimum and maximum total operating expenses charged by the Fund Companies that you may pay periodically during the time that you own the Policy. A complete list of Fund Companies available under the Policy, including their annual expenses, may be found at the back of this document, in APPENDIX A.

Annual Fund Company Expenses	Minimum	Maximum
Expenses that are deducted from Fund Company assets, including management fees, distribution, and/or service (12b-1) fees and other expenses.	0.14%	1.85%
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Investment Performance — The value of your Policy will fluctuate with the performance of the investment options you choose. The Funds you choose may not perform to your expectations. Investing in the Policy involves risks including the possible loss of your entire investment. Your values in the Sub-Accounts are not guaranteed. Only the Fixed Account provides a guaranteed rate of return. A comprehensive discussion of the risks of the Funds held by each Sub-Account may be found in the Funds' prospectuses. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses can be obtained from your financial professional, at www.prudential.com/hig-funds, or by calling 800-231-5453.
Account Values Are Not Guaranteed — Charges and fees may have a significant impact on Policy Account Value and the investment performance of the Sub-Accounts (particularly with Policies with lower Account Value). Your Account Value rises and falls with the performance of the investment options you choose and the charges that we deduct.
Unsuitable for Short-Term Savings — The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
Risk of Lapse — Your Policy could terminate if the value of the Policy becomes too low to support the Policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.
Withdrawals — Withdrawals may significantly affect current and future Account Values, will reduce your Policy’s Death Benefit, may increase the risk of Policy lapse, and may be subject to a withdrawal charge.
Surrenders — We may deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Account Value. A surrender of your Policy may have tax consequences.
Loans — Using your Policy as collateral to obtain a loan from us may increase the risk that your Policy will lapse, will have a permanent effect on the Policy’s Account Value, and will reduce the death proceeds.
Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy. Under certain circumstances, your Policy may become a Modified Endowment Contract under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% a dditional tax (unless you have Attained Age 59½). You should consult with a tax adviser before taking steps that may affect whether your Policy becomes a Modified Endowment Contract. There could be significant adverse tax consequences if the Policy should lapse

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or be surrendered when there are loans outstanding. See Tax Treatment of Policy Benefits.
Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this Policy.
Tax Consequences of Additional Rider Benefits — Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.
Credit Risk — All insurance benefits, including the Death Benefit , and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to Company’s financial strength and claims paying ability. You should review the Company’s financial statements which are available upon request and are attached to the statement of additional information (SAI).
Increase in Current Fees and Expenses — Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.
Replacement of a Policy — A replacement occurs when a new Policy is purchased and, in connection with the sale, an existing Policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan. There are some circumstances where replacing your existing life insurance Policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance Policy against a proposed policy to determine whether a replacement is in your best interest.
GENERAL DESCRIPTIONS OF TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company ("Talcott", "TLA", "the Company", “us”, “we”, or “our”) is a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company (formerly named Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company). Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Effective September 1, 2023, our corporate offices will be located at 1 American Row, Hartford, CT 06103. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution Life Insurance Company.
On January 2, 2013, The Hartford Financial Services Group (then the ultimate parent company of Talcott Resolution Life Insurance Company) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance Policies and provide administration for the Policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP, sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
Talcott has established as a Separate Account, the Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company (the “Account” or the “Registrant”) to hold the assets that are associated with the Policies. The Account was established on June 8, 1995 under Connecticut law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “Separate Account” under the federal securities laws.
The Account holds assets that are segregated from all of our other assets. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Talcott conducts. Talcott is obligated to pay all amounts promised to Policy Owners in accordance with the terms of the Policy.
The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local laws which impose tax on Talcott and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.
The Funds
The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products (the “Funds”). The Funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Funds that meet your investment style. Information regarding each Fund, including: (1) the name of each Fund in which the Account invests; (2) its type; (3) its

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investment Manager(s) and any sub-investment adviser(s); (4) its current expense; and (5) its performance, is available in APPENDIX A of this prospectus. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.prudential.com/hig-funds or by calling 800-231-5453.
We do not guarantee the investment results of any of the Funds. Since each Fund has different investment objectives, each is subject to different risks.
The Funds may not be available in all states.
You may also allocate some or all of your premium payments to the Fixed Account, which pays a declared interest rate. See The Fixed Account.
Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectuses which can be found online at www.prudential.com/hig-funds.
We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.
Impact of Fund Changes on Dollar Cost Averaging ("DCA" ), Static Asset Allocation Models and Asset Rebalancing — Certain Fund changes may impact these programs. If a Fund ( "merging Fund" ) contained in one of these programs merges into another Fund ( "surviving Fund" ) and we do not receive alternative instructions from you, we will automatically replace the merging Fund with the surviving Fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will automatically move the value of the liquidated Fund to the current money market Fund for each of these programs. See Dollar Cost Averaging, Static Asset Allocation Models, and Asset Rebalancing.
Fees and Payments Payable To Prudential
As described in the Talcott Resolution Life and Annuity Insurance Company subsection above, Prudential serves as the administrator of the Policies through an Administrative Services Agreement with Talcott. Also, as described in this section, Prudential has entered into agreements with respect to certain Funds.
Prudential receives substantial fees and payments with respect to the Funds that are offered through your Policy (sometimes referred to as “revenue sharing” payments). These fees and payments, among a number of factors, are considered when deciding to add or keep a Fund on the menu of Funds that are offered through the Policy. All of the Funds on the overall menu make payments to Prudential or an affiliate. Prudential receives these payments and fees under agreements with the Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Prudential expects to make a profit on the amount of the fees and payments that exceed Prudential’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Policies.
The availability of these types of arrangements creates an incentive for Prudential to seek and offer Funds (and classes of shares of such Funds) that pay Prudential revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. All Fund offerings are subject to Talcott’s consent.
As of December 31, 2022 , Prudential has entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, BlackRock Variable Series Funds, Inc. & BlackRock Investments, LLC, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, HL Investment Advisors, LLC, Invesco Advisors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, and Putnam Retail Management Limited Partnership.
Not all Fund complexes pay the same amount of fees and compensation and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Prudential varies by Fund and Prudential may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.25%, respectively, in 2022 of the annual percentage of the average daily net assets.
Voting Rights
We currently vote shares of the Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instructions. We will arrange for the handling and tallying of proxies received from you or other Policy Owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of Policy Owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each Policy Owner’s unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each Sub-Account by the total number of units in each Sub-account. Fractional votes will be counted. We determine the number of shares as to which the Policy Owner may give instructions as of the record date for a Fund’s shareholder meeting.

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Substitutions, Additions, or Deletions of Funds
Subject to any applicable law, we may make certain changes to the Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional premium payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.
We may eliminate the shares of any of the Funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Accounts.
The Fixed Account
The Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure. Amounts in the Fixed Account are part of our general account. The general account consists of all assets owned by us other than those in the Separate Account and in other separate accounts that have been or may be established by us. All insurance benefits, including the Death Benefit, any accelerated Death Benefits , other benefits available under the Policy and all guarantees, including our guarantee under the Fixed Account, are general account obligations that are subject to Company’s financial strength and claims paying ability. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Policy Owners do not share in the investment experience of those assets.
The Fixed Account credits at least 3 % per year. We are not obligated to, but may, credit more than 3 % per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3% . We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time.
CHARGES AND DEDUCTIONS
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and for a tax charge. The amount allocated after the deduction is called your Net Premium.
Deductions from Account Value
Each month we will deduct an amount from your Account Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction Amount and equals the sum of:
•the charge for the cost of insurance;
•the mortality and expense risk charge;
•the monthly per $1,000 charge;
•the monthly administrative charge; and
•the charges for additional benefits provided by rider, if any.
We will deduct the Monthly Deduction Amount on a Pro Rata Basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.
Front-End Sales Load
We deduct a front-end sales load from each premium you pay. The current sales load for all premiums is 3.75%. The front-end sales load may by used to cover expenses related to the sale and distribution of the Policies. We reserve the right to charge a maximum of 5.75%. Sales loads may be different in your state. See APPENDIX B for state variations.
Tax Charge
We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entities. The range of such charge generally is between 0% and 5%. This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Cost of Insurance Charge
The cost of insurance charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying Death Benefits. The charge for the cost of insurance equals:
•the cost of insurance rate per $1,000, multiplied by
•the Net Amount at Risk, divided by
•$1,000.
On any Monthly Activity Date, the Net Amount at Risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.
Cost of insurance rates are based on the age, sex, and rate class of the insured and the duration of the Policy. Cost of insurance rates will be determined on each Policy Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), male or female , Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specifications Pages . Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), male

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or female , Unismoke Table, age last birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue age, sex, risk class and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Account Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your Policy’s Net Amount at Risk. Items which may affect the Net Amount at Risk include the amount and timing of premium payments, investment performance, fees and charges assessed, Policy loans and Death Benefit changes to the Face Amount.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining cost of insurance charges. The examples assume: (1) a $250,000 Face Amount; (2) total premiums paid of $10,000; (3) the Death Benefit meets the definition of life insurance test; and (4) a current monthly cost of insurance rate of $0.03325 per $1,000 of Net Amount At Risk.

Example Net Amount At Risk Scenarios (values rounded to the nearest cent)
Death Benefit Type	Death Benefit Amount	Account Value	Net Amount At Risk	Month’s Cost of Insurance Charge
Type A	$250,000	$5,000	$245,000	$8.15
Type A	$250,000	$15,000	$235,000	$7.81
Type B	$255,000	$5,000	$250,000	$8.31
Type B	$265,000	$15,000	$250,000	$8.31
Type C	$260,000	$5,000	$255,000	$8.48
Type C	$260,000	$15,000	$245,000	$8.15
Mortality and Expense Risk Charge
We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 Policy Years , the current (the amount we are currently charging) and maximum mortality and expense risk charge is 0.0542% of your Account Value in the Sub-Accounts. During Policy Years 11 to 20, the current rate is 0.0167% and the maximum rate is 0.0333% of your Account Value in the Sub-Accounts. After the 20th Policy Year there is no charge.
The mortality and expense risk charge compensates us for mortality and expense risks assumed under the Policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the Policies exceed the administrative charges and sales loads collected. We may keep any difference between the cost it incurs and the charges it collects.
Monthly Per $1,000 Charge
We deduct a charge from your Account Value called the monthly per $1,000 charge on each Monthly Activity Date. The monthly per $1,000 charge compensates us for certain Policy administrative and sales expenses and costs we incur in marketing, underwriting and acquiring Policy Owners. The charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for a period of:
•5 years after you purchase your Policy; and
•5 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected.
The total monthly per $1,000 charge is equal to:
•the applicable monthly per $1,000 rates; multiplied by
•the applicable Face Amounts; divided by
•$1,000.
The monthly per $1,000 charge is individualized based on the insured’s initial Face Amount, Death Benefit option, issue age or age at time of a Face Amount increase, sex and insurance class. The monthly per $1,000 charge compensates us for expenses incurred in issuing, distributing, and administering the Policies.
The following table provides examples of the initial monthly charge per $1,000 of initial Face Amount.

Sample Monthly Per $1,000 Charge
Issue Age	Male Standard Non-Nicotine	Male Standard Nicotine	Female Standard Non-Nicotine	Female Standard Nicotine
35	$0.1667	$0.1667	$0.1667	$0.1667
45	$0.2917	$0.3333	$0.2708	$0.2708
55	$0.5000	$0.6667	$0.3750	$0.3750
65	$1.0417	$1.125	$0.7917	$0.8125
The minimum monthly charge is $0.1659 per $1,000 for insureds age 35 and under with a Death Benefit option A and Face Amount of $5,000,000 or more. The maximum monthly charge is $2 per $1,000 for a 75 year old male standard or preferred nicotine and a Face Amount below $5,000,000. The amount of the maximum charge that applies to your particular Policy is shown in the Policy’s data pages.
Monthly Administrative Charge
We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the Policy. The current monthly administrative charge is $7.50 per month. The maximum monthly administrative charge is $10 per month.
Surrender Charge
Surrender charges will be deducted from your Account Value if you surrender your Policy:
a).during the first 9 Policy Years ;
b).within 9 years of an unscheduled increase in your Face Amount; or
c).within 9 years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.
The amount of surrender charge is individualized based on the insured’s age, sex, and insurance class on the date of issue and is expressed as a rate per $1,000 of initial Face Amount. The surrender charges by Policy Year are shown in your Policy. The charge compensates us for expenses incurred in issuing the Policy and the recovery of acquisition costs. We may keep any difference between the cost it incurs and the charges it collects.
The following chart provides an example of the surrender charge applied to a Policy with an insured male, age 45 at Policy

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issuance with an initial Face Amount of $100,000, assuming the Face Amount is not increased. You may obtain more information about the particular surrender charge that applies to you by contacting your financial representative.

Policy Year	Maximum Surrender Charge
1	$1,700
2	$1,579
3	$1,458
4	$1,337
5	$1,216
6	$1,095
7	$974
8	$853
9	$732
10+	$0
Modification of Cash Surrender Value Endorsement — Subject to underwriting approval, you may add an endorsement to your Policy at the time of purchase that provides for a waiver of surrender charges for a limited time. If you add the endorsement and you fully surrender your Policy within three years after purchase, we will not deduct a surrender charge from your Cash Surrender Value. There is no additional charge for the endorsement. However, if you choose to add this endorsement, the No-Lapse Guarantee of the Policy is not offered and is removed from your Policy. See NO LAPSE GUARANTEE, Enhanced No Lapse Guarantee Rider, and Lifetime No Lapse Guarantee Rider.
Transaction Charges
•We may charge up to $10 for each partial withdrawal. We are currently not assessing a withdrawal charge.
•We may charge an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing an administrative transfer fee.
Charges for Rider Coverage
If your Policy includes the following riders, there is a separate charge for each to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a complete description of the riders available, see RIDERS.
•Enhanced No Lapse Guarantee Rider – We deduct a monthly charge for this rider which lets you choose a longer No Lapse Guarantee Period. The charge ranges from $0.01 to $0.10 per $1,000 of the Face Amount and is charged until rider termination.
•Lifetime No Lapse Guarantee Rider - We deduct a monthly charge for this rider which lets you extend the No Lapse Guarantee Period to the end of the life of the insured. The charge ranges from $0.01 to $0.06 per $1,000 of the Face Amount and is charged until until the lesser of 20 years and Policy maturity.
•Waiver of Specified Amount Disability Benefit Rider – We deduct a monthly charge for this rider which credits the Policy with an amount specified in your Policy if the insured becomes totally disabled. The charge ranges from $0.04 to $0.199 per $1 of the specified amount for Policies issued on or before March 12, 2007 and $0.039 to $0.107 per $1 of the specified amount for Policies issued after March 12, 2007. The charge is based on issue age and sex of the insured and is charged until the rider terminates after the insured reaches Attained Age 65.
•Deduction Amount Waiver Rider – We deduct a monthly charge for this rider which waives the Monthly Deduction Amount of your Policy while the insured is totally disabled. The charge ranges from 6.9% to 34.5% of the Monthly Deduction Amount and is charged until the rider terminates after the insured reaches attained at age 65.
•Accidental Death Benefit Rider – We deduct a monthly charge for this rider which pays a specified amount when the insured dies under accidental circumstances. The charge ranges from $0.083 to $0.18 per $1,000 of the coverage amount and is charged until the rider terminates following the insured’s 70th birthday.
•Term Insurance Rider – We deduct a monthly charge for this rider which provides term life insurance coverage on the life of the insured. The charge ranges from $0.05667 to $83.333 per $1,000 of the coverage amount and is charged until the insured reaches Attained Age 100.
•Child Insurance Rider – We deduct a monthly charge for this rider that provides term life insurance on all the insured children. The charge is $0.50 per $1,000 of the coverage amount and is charged until the earliest of: (a) the Policy Anniversary date following age 65 of the Primary Insured; (b) the 25th birthday of the last insured child included in the coverage; and (c) termination of the base Policy.
•Accelerated Death Benefit Rider for Terminal Illness – This rider provides a lump sum accelerated Death Benefit in the event an insured’s life expectancy is 12 months (24 months in some states) or less. There is a one time maximum charge of $300 when the benefit of this rider is exercised. The accelerated Death Benefit will be discounted for one year of interest at the prevailing rate, but at no more than 10%.
•LifeAccess Accelerated Benefit Rider – We deduct a monthly charge for this rider which provides a monthly or lump sum accelerated Death Benefit in the event the insured becomes Chronically Ill and is likely to need services for the remainder of the insured’s life. The charge ranges from $0.039958 to $41.67 per $1,000 of the Benefit Net Amount at Risk and is charged until the rider is terminated.
•Policy Continuation Rider – We deduct a one time maximum transaction charge of 7% of your Account Value when the benefit of this rider is exercised. This rider provides you the option to continue your Policy at a reduced Death Benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of default or termination due to excessive Indebtedness.
Fund Expenses
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.
Net Interest on Loans
Interest will accrue daily on the Indebtedness at the Policy loan rate. The net interest on loans reflects the net difference between the interest rates charged and credited. A loan taken during the first 10 Policy Years , has an effective annual interest rate of 5% . A loan taken in Policy Years 11 and later has an

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effective annual interest rate of up to 3.5 % for non-preferred loans and up to 3.25% for preferred loans. Currently this rate is 3.25% for non-preferred loans and 3 % for preferred loans. All loans have an effective annual interest credit equal to 3% . See Loans.
Allocation of Charges Option
You may provide us with written instructions to re-direct the deduction of your Policy’s Monthly Deduction Amoun t charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a Pro Rata Basis from each available Sub-Account and the Fixed Account.
Commissions Paid To Broker-Dealers
As compensation for selling the Policies, Pruco Securities pays to broker-dealers a commission of up to 120% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 4% of all such premiums in Policy Years two through ten and up to 2.5% of all such premiums in years eleven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
PERSONS HAVING RIGHTS UNDER THE POLICY
The Policy Owner
As long as your Policy is in force, the Policy Owner ("you") may exercise all rights under the Policy while the insured is alive and no beneficiary has been irrevocably named.
The Insured
The insured is the person on whose life the Policy is issued. You name the insured in the Application of the Policy. The Policy Owner must have an insurable interest on the life of the insured in order for the Policy to be valid under state law and for the Policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance Policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the Policy is issued. If there is not a valid insurable interest, the Policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.
You may request to change the insured’s risk class to a more favorable class if the health of the insured has improved or if the insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other Policy terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.
The Beneficiary
The beneficiary is the person you name in the Application to receive any Death Benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the Death Benefit will be paid to you, if living; otherwise, it will be paid to your estate.
OTHER GENERAL POLICY PROVISIONS
Policy Termination
The Policy will terminate on the earliest of the following events:
a).your surrender of the Policy;
b).the end of the Policy grace period when premiums sufficient to keep the Policy from terminating are not paid; and
c).the date the insured dies.
Modification of Policy
The only way the Policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.
Change of Address
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third parties, including the US Postal Service, to update your current address. Unless preempted by the Employee Retirement Income Security Act of 1974 ( "ERISA"), failure to give us a current address may result in payments due and payable on your life Policy being considered abandoned property under state law, and remitted to the applicable state.
Assignment
You may assign your Policy. Until you notify us in writing, no assignment will be effective against your Policy. We are not responsible for the validity of any assignment.
Incontestability
We cannot contest the Policy after it has been in force, during the insured’s lifetime, for two years from its date of issue, except for non-payment of premium.
Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the insured’s lifetime, for two years from the effective date of the increase.
The Policy may not be contested for more than two years after the reinstatement date. Any contest we make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to us in the request for reinstatement. However, the provision will not affect our right to contest any statement in the original Application or a different reinstatement request which was made during the insured’s lifetime from the date of issue of the Policy or a subsequent reinstatement date.

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Misstatement Of Age And/Or Sex
If on the date of death: (a) the issue age of the insured is understated; or (b) the sex of the insured is incorrectly stated such that it resulted in lower cost of insurance , the Death Benefit will be reduced to the Death Benefit that would have been provided by the last cost of insurance charge at the correct issue age and/or sex.
If on the date of death: (a) the issue age of the insured is overstated; or (b) the sex of the insured is incorrectly stated such that it resulted in higher cost of insurance, the Death Benefit will be adjusted by the return of all excess Costs of Insurance prior to the date of the insured's death. Excess cost of insurance charges equal the sum of the following for each Monthly Activity Date: (a) the Net Amount at Risk on each Monthly Activity Date; multiplied by (b) the actual cost of insurance rate used to determine Monthly Deduction Amounts less the cost of insurance rate based on the true age and sex of the insured; (c) divided by 1,000.
Suicide Exclusion
If, within two years from the date of issue , the insured dies by suicide, while sane or insane, our liability will be limited to the premiums paid less Indebtedness and less any withdrawals. If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance for the increase.
Reduced Charges
The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that we believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in the Separate Account.
DEATH BENEFITS
Your Policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. You must notify us in writing or via telephone as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.
The Death Benefit depends on the Death Benefit option you select.
The Policy must satisfy a Death Benefit compliance test to qualify as life insurance under Section 7702 of the Internal Revenue Code. The test effectively requires that the Death Benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your Policy has a minimum Death Benefit . We will automatically increase the Death Benefit so that it will never be less than the Account Value multiplied by the minimum Death Benefit percentage for the then current year. This percentage varies according to the Policy Year and insured’s issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the Specifications Pages of your Policy.
Examples of Minimum Death Benefit

	A	B
Face Amount	$100,000	$100,000
Account Value	$46,500	$34,000
Specified Percentage	250%	250%
Death Benefit Option	Level	Level
In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) and $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.
In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) and $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).
Your Account Value decreases due to the deduction of Policy charges. Account Value may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Account Value may have an effect on your Death Benefit. If your Policy lapses, the Policy terminates and no Death Benefit will be paid.
Death Benefit Options
There are four Death Benefit options. Subject to the minimum Death Benefit described above, the Death Benefit under each option is as follows:
• Option A (Level Option) — The Death Benefit is the current Face Amount.
• Option B (Return of Account Value Option) — The Death Benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured’s death.
• Option C (Return of Premium Option) — The Death Benefit is the current Face Amount, plus the sum of the premiums paid. This Death Benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.
• Option D (Decreasing Option) — The Death Benefit is the current Face Amount, plus the lesser of:
◦ the Account Value on the date we receive due proof of the insured’s death; and
◦ the Account Value on the date of the change from Death Benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
Options A, B and C are available when you purchase your Policy. Option D is not available when you purchase your Policy, however, you may change from Option B to Option D.

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Changing the Death Benefit Option
You may change your Death Benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the insured dies before the Monthly Activity Date after we receive your request, we will pay the Death Benefit as if you had never changed your D eath Benefit option.
The following changes are allowed without evidence of insurability:
•You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a Death Benefi t immediately prior to the option change, decreased by the then current Account Value.
•You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D Death Benefit is the current Face Amount increased by the lesser of:
◦the Account Value on the date we receive due proof of death of the insured; and
◦the Account Value on the date of you changed the Death Benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
•You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change.
In addition, you may change from Option B (Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the option change increased by the Account Value on the date of the option change.
You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your Death Benefit option.
Increasing or Decreasing the Face Amount
At any time after the first Policy Year , you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.
We reserve the right to limit the number of increases or decreases made under a Policy to no more than one in any 12 month period.
All requests to increase the Face Amount must be applied for on a new Application and accompanied by your Policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new Policy Specifications Pages , provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made.
Any unscheduled increase will be subject to additional monthly per $1,000 charges , additional cost of insurance charges and additional surrender charges, all of which are based on the Attained Age of the insured at the time of the increase. We will send you additional Policy Specifications Pages describing these charges.
A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.
Death Claim Settlement Options
Proceeds from your Policy may be paid in a lump sum or may be applied to one of the available settlement options listed in your Policy. At the time proceeds are payable, the beneficiary can select the method of payment.
Pathways Program Option — If the Death Benefit payment is $10,000 or greater, the beneficiary may elect to have their death proceeds paid through our Pathways Program. Under the Pathways Program, the proceeds remain in our general account and the beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation ("FDIC"). The beneficiary can write one draft for the total amount of the payment, or keep the money in the general account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit proceeds to the general account. Any interest paid to the beneficiary ("Account Holder") will be taxable to the beneficiary in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the beneficiary and we may make a profit from the difference.
Other Settlement Options — The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
First Option — Interest Income
Payments of interest at the rate we declare (but not less than 2% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.
Second Option — Income of Fixed Amount
Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.
Third Option — Payments for a Fixed Period
An amount payable monthly for the number of years selected, which may be from one to 30 years.

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The Policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the three payment options.
Other arrangements for income payments may be agreed upon.
Benefits at Maturity
The scheduled Maturity Date is the anniversary on which the insured attains age 100 and is the last date on which you may elect to make premium payments. Unless you elect to continue the Policy beyond this date, the Policy will terminate and any Cash Surrender Value will be paid to you.
If elected, the Policy may continue in force after the scheduled Maturity Date if: (a) the Policy was in force on the scheduled Maturity Date; and (b) the owner of the Policy (including any assignee of record) agrees in writing to this continuation.
At the scheduled Maturity Date, you may elect one of two options.
Under Option 1:
•Policy values will be transferred to the Fixed Account and no further transfers will be allowed;
•the Face Amount will be set equal to the Death Benefit on the Maturity Date; and
•the Death Benefit option will be changed to Option A (Level Option).
Under Option 2:
•The Face Amount will be set equal to the Death Benefit minus the Account Value on the Maturity Date;
•the Death Benefit option will be changed to Option B (Return of Account Value Option) with no evidence of insurability being required; and
•the Account Value, if any, will continue to fluctuate with investment performance;
Under both Option 1 and 2:
•Any loans will continue to accrue interest and become part of Indebtedness;
•no future Monthly Deduction Amounts will be deducted;
•no further premium payments will be accepted;
•all additional benefits provided by rider will terminate at the scheduled Maturity Date;
•the Policy may terminate due to excessive Indebtedness; and
•loan repayments may still be made during this time.
Otherwise, the Policy will terminate on the scheduled Maturity Date.
When Death Benefit Proceeds Are Paid
We will pay the death proceeds ( Death Benefit less Indebtedness ) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: (1) verified the validity of the claim; (2) received all required beneficiary forms and information; (3) completed all investigations of the claim; and (4) determined all other information has been received and is in Good Order.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard Death Benefit(s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
No Lapse Guarantee	Guarantees that your Account Value less Indebtedness will never be less than zero and your Death Benefit will be at least equal to the Face Amount.	Standard
•The No Lapse Guarantee is only available:
◦during the No Lapse Period shown in your Policy, and
◦if the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed the Cumulative No Lapse Guarantee Premium.
•The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.

Dollar Cost Averaging Program	Allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account.	Standard	•If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging Program is less than the amount you have elected to transfer, your Dollar Cost Averaging Program will terminate.
Static Asset Allocation Models	Allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives.	Standard	•These model portfolios do not include the Fixed Account. •You may participate in only one model portfolio at a time.
Asset Rebalancing	Allows you to automatically rebalance your Policy Account Value in the Sub-Account and the percentages you want allocated to each Sub-Account, to meet your investment needs.	Standard	•You may participate in only one model at a time.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Enhanced No Lapse Guarantee Rider	This rider lets you choose a longer No Lapse Guarantee Period and guarantees that your Account Value less Indebtedness will never be less than zero and your Death Benefit will be at least equal to the Face Amount.	Optional
•The Enhanced No Lapse Guarantee is only available if the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed the Cumulative No Lapse Guarantee Premium.
•If the Policy goes into default after the 10th Policy Year, the No Lapse Guarantee remains available under the Enhanced No Lapse Guarantee Rider, and the required lapse notice amount is not received, the Policy will remain in force with the following modifications: (1) the Death Benefit option will be Option A (Level Option); (2) all riders other than the Enhanced No Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate; (3) any future scheduled increases in the Face Amount will be canceled; and (4) no Death Benefit option changes will be allowed while the Policy remains in default.
•The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.

Lifetime No Lapse Guarantee Rider	This rider lets you extend the No Lapse Guarantee Period to the end of the life of the insured and guarantees that your Account Value less Indebtedness will never be less than zero and your Death Benefit will be at least equal to the Face Amount.	Optional
•The Lifetime No Lapse Guarantee is only available if the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed the Cumulative No Lapse Guarantee Premium.
•If the Policy goes into default, the No Lapse Guarantee remains available under the Lifetime No Lapse Guarantee Rider, and the required grace notice amount is not received, the Policy will remain in force with the following modifications: (1) the Death Benefit option will be Option A (Level Option); (2) all riders other than the Enhanced No Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate; (3) any future scheduled increases in the Face Amount will be canceled; and (4) no Death Benefit option changes will be allowed while the Policy remains in default.
•The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.

Waiver of Specified Amount Disability Benefit Rider	We will credit the Policy with an amount specified in your Policy if the insured becomes totally disabled.	Optional
•This rider is only available at Policy issuance.
•The rider automatically terminates after the insured reaches Attained Age 65.
•For Policies issued on or before March 12, 2007, rider benefits may vary for individuals that become disabled between the ages of 60 and 65.
•The Benefit will not be credited to the Policy if disability results, directly or indirectly, wholly or partly, from: (a) willfully and intentionally self-inflicted injury; (b) service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or (c) sickness or disease which predated the Application for this rider.

Deduction Amount Waiver Rider	We will waive your Policy's Monthly Deduction Amount while the insured is totally disabled.	Optional
•This rider is only available at Policy issuance.
•Rider benefits are not available if insured becomes disabled after age 65.
•Rider benefits may vary for individuals that become disabled between the ages of 60 and 65.
•No Deduction Amount will be waived if disability results, directly or indirectly, wholly or partly, from: (a) willfully and intentionally self-inflicted injury; (b) service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or (c) sickness or disease which predated the Application for this rider.

Accidental Death Benefit Rider	We will pay a specified amount when the insured dies under accidental circumstances.	Optional
•This rider is only available at Policy issuance.
•This rider is not available when simplified underwriting is performed for the base Policy.
•The rider terminates following the insured’s 70th birthday.
•Benefit payments are subject to eligibility requirements.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Cost of Living Adjustment Rider	We will increase your Face Amount without evidence of insurability on every second anniversary of the rider.	Optional
•This rider is only available at Policy issuance.
•Face Amount increases are based on increases in the Consumer Price Index, subject to certain limitations.
•If you do not accept an increase, this rider is terminated and no future increases will occur.

Term Insurance Rider	We will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the rider.	Optional	•We may require proof of insurability before we issue this rider.
Child Insurance Rider	Provides term life insurance coverage on all the eligible children of the insured under the Policy.	Optional
•This rider is available for issue to insured children who are at least 16 days old but not yet 14 years old.
•This rider may be added after Policy issue.
•The rider terminates at the earliest of: (a) the 25th birthday of last insured child included in rider coverage; (b) the Policy Anniversary date following age 65 of the Primary Insured, and (c) the termination date of the base Policy.
•This rider is not available if the base insured is rated substandard.
•This rider may not be available on all Policies.

Accelerated Death Benefit Rider for Terminal Illness	We will pay a lump sum accelerated Death Benefit at your request in the event an insured’s life expectancy is 12 months (24 months in some states) or less.	Optional
•This rider is available to all issue ages, and may be added at any time.
•The maximum amount of Death Benefit that can be accelerated is 100% of the Death Benefit, or $500,000 if less.
•This rider does not provide accelerated Death Benefits if the Specified Insured or his/her Physician reside outside the United States of America.
•This rider will terminate at the earliest of the following: (a) when we receive your request in writing to cancel it; (b) when the Policy terminates; and (c) on the Policy Adjustment Date.

LifeAccess Accelerated Benefit Rider	We will pay an accelerated Death Benefit up to 100% of the Death Benefit and any term amount In the event the insured becomes Chronically Ill and is likely to need services for the remainder of the insured’s life.	Optional
•This rider is only available at Policy issuance.
•Benefit payments are subject to eligibility requirements.
•Accelerated benefit will not be provided if the insureds’ Chronic Illness is a result of any one of the following events: (1) attempted suicide or intentional self-inflicted injury while sane or insane; (2) any act or incident of insurrection or war, declared or undeclared; (3) the insured’s participation in, or attempting to participate in, a felony, riot or insurrection, alcoholism or drug addiction; or (4) if the Insured’s Licensed Health Care Practitioner resides outside of the United States.
•As a condition of eligibility for benefits under the rider, we may impose restrictions or limitations on the availability of certain investment options.

Policy Continuation Rider	The rider guarantees the Policy will not go into default or terminate due to excessive Indebtedness.	Optional
•The rider may be exercised when all of the following conditions are met: (1) Indebtedness exceeds the Face Amount, or amounts at least equal to all premiums paid have been withdrawn; (2) The Policy has been in-force at least 15 Policy Years; (3) The insured has Attained Age 75; and (4) Indebtedness does not exceed 99.5% of the Account Value after reduction of the transaction charge as of the election effective date.

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NO LAPSE GUARANTEE
The Policy will remain in force at the end of the Policy grace period as long as the No Lapse Guarantee is available. The No Lapse Guarantee is available as long as:
a).the Policy is issued to an insured age 75 or less;
b).the No Lapse Guarantee Period has not expired; and
c).on each Monthly Activity Date during the No Lapse Guarantee Period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No Lapse Guarantee Premium.
The Cumulative No Lapse Guarantee Premium is the premium required to maintain the No Lapse Guarantee. We calculate it on each Monthly Activity Date. When we issue your Policy, the Cumulative No Lapse Guarantee Premium is the No Lapse Guarantee Premium shown on your Policy Specifications Pages. We call it “cumulative” because on each new Monthly Activity Date it is the previous Monthly Activity Date’s Cumulative No Lapse Guarantee Premium plus the No Lapse Guarantee Premium shown on your Policy Specifications Pages .
Starting on the effective date of your Policy, the length of the No Lapse Guarantee Period is:
•10 years or to age 75 if sooner, but never less than 5 years.
While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount. If the insured dies while the No Lapse Guarantee is available, we will pay the death proceeds.
If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly No Lapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No Lapse Guarantee Premium, which will be used in calculating the Cumulative No Lapse Guarantee Premium in subsequent months.
The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement. See Surrender Charge.
RIDERS
You may add additional benefits to your Policy by electing one or more of the riders described below. Some riders involve additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider. Riders may not be available in all states and certain features may be subject to state variations. See APPENDIX B for more information.
Enhanced No Lapse Guarantee Rider
If you select the Enhanced No Lapse Guarantee Rider, it lets you extend the No Lapse Guarantee Period as follows:
•For issue ages of 70 or less you may choose to extend the No Lapse Guarantee Period to 20 years or age 80 if sooner;
•For issue ages over 70 you may choose to extend the No Lapse Guarantee Period to 10 years or age 90 if sooner.
While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount.
With the Enhanced No Lapse Guarantee Rider, the Policy will go into default after the 10th Policy Anniversary if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the Policy goes into default after the 10th Policy Anniversary , and the No Lapse Guarantee remains available under the Enhanced No Lapse Guarantee Rider, the Policy will remain in force with the following modifications:
•the Death Benefit option will be Option A (Level Option);
•all riders other than the Enhanced No Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;
•any future scheduled increases in the Face Amount will be canceled; and
•no Death Benefit option changes will be allowed while the Policy remains in default.
The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement. See Surrender Charge.
Lifetime No Lapse Guarantee Rider
If you select the Lifetime No Lapse Guarantee Rider, it lets you extend the No Lapse Guarantee Period to the end of the life of the insured.
With the Lifetime No Lapse Guarantee Rider, the Policy will go into default if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the Policy goes into default, and the No Lapse Guarantee remains available under the Lifetime No Lapse Guarantee Rider, the Policy will remain in force with the following modifications:
•the Death Benefit option will be Option A (Level Option);
•all riders other than the Lifetime No Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;
•any future scheduled increases in the Face Amount will be canceled; and
•no Death Benefit option changes will be allowed while the Policy remains in default.
While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount.
The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement. See Surrender Charge.
Grace period for Lifetime No Lapse Guarantee Rider — If on any Monthly Activity Date, after the second Policy Anniversary , the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, are less than the Cumulative No Lapse Guarantee Premium on the Monthly Activity Date 24 months prior to the current Monthly Activity Date, a No Lapse Guarantee Grace Period of 61 days will begin. A notice will be mailed at least 30 days prior to termination of the No Lapse Guarantee. It will be mailed both to you and to any assignee of record, at the last known address(es). That notice will warn you that you are in danger of losing the Lifetime No Lapse Guarantee and will tell you the amount of premium you need to pay to continue the Lifetime No Lapse Guarantee.

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The Lifetime No Lapse Guarantee will be removed from the Policy if the required premium is not paid by the end of the Lifetime No Lapse Guarantee Grace Period. You will receive a written notification of the change and the Lifetime No Lapse Guarantee will never again be available or in effect on the Policy. Loss of the No Lapse Guarantee at the end of the No Lapse Guarantee Grace Period does not automatically cause the Policy to terminate; however the Policy will terminate if the continued existence of the No Lapse Guarantee was what was preventing the Policy from terminating.
The No Lapse Guarantee Grace Period is only applicable to the Lifetime No Lapse Guarantee Rider.
Waiver of Specified Amount Disability Benefit Rider
For Policies issued on or before March 12, 2007
Under this rider, if the insured becomes totally disabled, we will credit the Policy with a fixed dollar benefit in an amount specified in your Policy, for as long as the insured remains totally disabled. This will help keep your Policy in force if you fall behind on your premium payments. If the total disability begins before the Policy Anniversary after the insured’s 60th birthday and continues without interruption until the insured’s 65th birthday, the benefit will continue to be paid thereafter. If the total disability begins after the Policy Anniversary after the insured’s 60th birthday, the benefit will not continue beyond the later of the Policy Anniversary after the insured’s 65th birthday and two years after the total disability began.
You choose the level of coverage when you select the rider. The charge for this rider will continue to be deducted during total disability until the rider terminates.
For Policies issued after March 12, 2007
Under this rider, while the insured is totally disabled, we will credit the Policy with a fixed dollar benefit in an amount specified in your Policy until the insured attains age 65, or at least two years, if longer. The maximum monthly benefit for this rider is the lesser of: (a) the 2nd year planned premium, divided by 12; and (b) $2,500 per month. The rider automatically terminates after the insured reaches Attained Age 65. The rider is only available at Policy issuance and there is a charge for this rider.
For All Policies
Total Disability and Totally Disabled means:
a).the insured is disabled due to bodily injury, sickness or disease incurred after the rider Effective Date;
b).the disability begins while the Policy and this rider are in force;
c).the disability is continuous for at least 6 months ("Waiting Period") and the Policy and this rider are in force at the end of the Waiting period; and
d).during the first 24 months of such disability (including the Waiting Period), the insured is prevented from engaging in or performing the substantial and material duties of his or her own Regular Occupation. Regular Occupation means the insured's usual gainful work which the insured was engaged in or performing, for wage or salary, immediately prior to the date the disability began; and
e).after 24 months of such disability (including the Waiting Period), the insured is prevented from engaging in or performing the substantial and material duties of any occupation for wage or salary, which the insured is reasonably fitted by education, training, or experience.
The Benefit will not be credited to the Policy if disability results, directly or indirectly, wholly or partly, from:
a).willfully and intentionally self-inflicted injury; or
b).service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or
c).sickness or disease which predated the Application for this rider.
Deduction Amount Waiver Rider
The costs of your Policy are deducted each month through the Monthly Deduction Amount. Under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy in force.
Total disability means a disability which:
a).results from bodily injury or disease;
b).begins while this Policy and this rider are in force;
c).has existed continuously for at least 6 months; and
d).prevents the insured from engaging in an occupation.
During the first 24 months of disability, occupation means the insured's regular occupation. Thereafter, occupation means that for which the insured is reasonably fitted by education, training or experience.
Rider benefits are not available if insured becomes disabled after age 65. If the total disability begins before the Policy Anniversary after the insured’s 60th birthday and continues without interruption until the insured’s 65th birthday, the benefit will continue to be paid thereafter. If the total disability begins after the Policy Anniversary after the insured’s 60th birthday, the benefit will not continue beyond the later of the Policy Anniversary after the insured’s 65th birthday and two years after the total disability began. The rider is only available at Policy issuance and there is a charge for this rider.
No Deduction Amount will be waived if disability results, directly or indirectly, wholly or partly, from:
a).willfully and intentionally self-inflicted injury; or
b).service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or
c).sickness or disease which predated the Application for this rider.
Accidental Death Benefit Rider
Under this rider we will pay a fixed dollar benefit in an amount set forth in your Policy when the insured dies under accidental circumstances.
Accidental death means death which results, directly, and independently of all other causes, from accidental bodily injury and which occurs within 90 days after such injury.
This rider does not cover death resulting directly or indirectly, wholly or partly, from any of the following:
1.intentionally self-inflicted injury or suicide, while sane or insane;
2.bodily or mental infirmity, illness or disease or medical or surgical treatment therefore;
3.any infection not occurring as a direct consequence of an accidental bodily injury;

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4.any act or incident of insurrection or war, declared or undeclared;
5.the insured's participation in a riot or commission of an assault or felony;
6.taking of drugs, sedatives, narcotics, barbiturates, amphetamines, or hallucinogens, unless prescribed for or administered to the insured by a licensed physician;
7.an accident caused by the insured's intoxication while operating a motor vehicle;
8.any poison or gas voluntarily or involuntarily taken or inhaled, except as a direct result of an occupational accident;
9.travel or flight in or descent from any aircraft if the insured is a pilot or member of the crew of such aircraft or if such aircraft is a military aircraft or is being operated for aviation training.
You choose the level of coverage when you select the rider. The rider terminates following the insured’s 70th birthday. This rider is only available at Policy issuance.
Cost of Living Adjustment Rider
You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the Consumer Price Index ("CPI"), subject to certain limitations. We will calculate the increase as follows:
a). the CPI six months before the Increase Date; divided by
b). the CPI 30 months before the Increase Date;
c). minus one;
d). multiplied by the current Face Amount of the Policy.
The minimum and maximum amounts for any one increase are shown on the Policy Specifications Pages. We may change these amounts, for future increases, at any time. If you do not accept an increase, this rider is terminated and no future increases will occur. The rider is only available at Policy issuance and there is no charge for this rider.
For example, if a Policy has a Face Amount of $100,000, and the ratio between the CPI 6 months prior to the increase and the CPI 30 months prior to the increase, less 1 was 3%, then the Face Amount increase would be $3,000.
To terminate this rider, notify us in writing. Otherwise, it will continue until the earliest of:
a).the first Policy Anniversary on or after the insured’s 66th birthday;
b).the date the Policy is surrendered, lapsed or terminated;
c).the date the Face Amount of the Policy is decreased;
d).your rejection of an automatic increase amount;
e).the date we receive your written request to cancel this rider;
f).the date of the insured’s death;
g).when you begin receiving benefits under either the Deduction Amount Waiver Rider or the Waiver of Specified Amount Disability Benefit Rider; and
h).it is terminated by any Policy provision or additional benefit rider provision.
Term Insurance Rider
You may purchase a Term Insurance Rider on yourself as a base insured or on your family members. Under this rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the rider. The rider provides a fixed dollar benefit in an amount set forth in your Policy. You may elect this rider when you purchase your Policy or on any Policy Anniversary . We may require proof of insurability before we issue this rider. If your Policy offers a No Lapse Guarantee, the Face Amount of the Term Insurance Rider is not covered by the No Lapse Guarantee.
In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy’s costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life policy and the Policy’s Cash Surrender Value available to you may be higher because there are no surrender charges associated with the rider. Some Policy monthly charges do not apply to the Face Amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total Death Benefit over the life of the Policy. Under some funding scenarios where the minimum Death Benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total Death Benefit over the life of the Policy.
The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.
You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coverage in various combinations for your insurance protection needs.
Child Insurance Rider
This rider provides term life insurance coverage on all the eligible children of the insured under the Policy, until each child reaches age 25. We will pay the term life insurance Death Benefit amount you elect under this rider upon receipt of due proof of death of an insured child. This is a fixed dollar benefit in an amount set forth in your Policy. The rider is available for issue to insured children who are at least 16 days old but not yet 14 years old. This rider may not be available on all Policies. This rider may be added after Policy issuance and is not available if the base insured is rated substandard.
The rider terminates at the earliest of:
a).the 25th birthday of last insured child included in rider coverage;
b).the Policy Anniversary date following age 65 of the Primary Insured; and
c).the termination date of the base Policy.
If the Primary Insured dies while the rider is in force, rider benefits become paid up.
Accelerated Death Benefit Rider for Terminal Illness
In the event the Specified Insured has a Diminished Life Expectancy of 12 months (24 months in some states) or less, you may request in writing, that we pay a single sum accelerated Death Benefit to you, subject to certain limitations and proof of eligibility. This accelerated payment of the Death

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Benefit can be any amount between $2,500 and $500,000, not to exceed the Benefit Percentage times the Eligible Amount. The sum of the Benefit you may request under this and any other Policies issued by us on the life of an insured may not exceed $500,000. Each request for payment must be accompanied by Proof of Diminished Life Expectancy. The maximum charge for this rider is $300 (one time charge when rider exercised). This rider is available to all issue ages, and may be added at any time.
Specified Insured will mean the person insured by the Policy to which this rider is attached, or any additional person(s) insured by riders attached to the Policy, whose death benefit is being accelerated.
Your option to accelerate benefits under this rider will be suspended while the Death Benefit is being so accelerated in accordance with any other accelerated Death Benefit rider that may be attached to the Policy. Any Policy benefit that is not payable in a single sum or that is payable due to accidental bodily injury or death is not subject to this rider or to the calculation of the Benefit. Your option to accelerate benefits under this rider will continue during any nonforfeiture, reduced paid-up or extended term period.
We will waive the cost of insurance and expense charges applicable to the Specified Insured’s accelerated benefit. This accelerated payment of the Death Benefit is subject to the rights of any assignee of record or of any irrevocable beneficiary. They must consent, in writing, before we will pay the Benefit.
The requested portion of the Eligible Amount will be subject to the following adjustments:
1.A 12-month discount, based on the discount rate , will apply to the requested portion of the Eligible Amount. This discount reflects the early payment of the proceeds under your Policy.
2.If, on the date we approve your request, there is a Policy loan outstanding and the acceleration relates to insurance on the life of the insured under the base Policy, a reduction to the requested portion of the Eligible Amount will apply. This reduction serves to repay the Policy loan.
3.A deduction will be made for the administrative charge if we approve your request.
The Benefit payable to you will be equal to the requested portion of the Eligible Amount as may be reduced by the maximums and limitations of this rider minus 1, 2 and 3 above. Rather than having your Benefit reduced by 3 above, you may elect to pay this amount directly to Us.
We reserve the right to obtain an independent medical examination and we retain the right to make final determination regarding eligibility for benefits.
Policy Lien
Accelerated Death Benefit payments made under this rider are an advance of the Specified Insured’s Death Benefit. We will establish a lien against that Specified Insured’s Death Benefits if we pay benefits under this rider. Upon payment of any accelerated Death Benefit, access to the portion of the Policy’s Cash Value attributable to the Specified Insured is restricted to the excess of that Cash Value over the sum of any outstanding Indebtedness, applicable surrender charge and this lien. The amount of the lien will be equal to all benefits paid under this rider. The lien will be removed once we pay the Death Benefit or on the Policy Adjustment Date. If you lapse or surrender the Policy before the Policy Adjustment Date, your Cash Value will be reduced by the amount of the lien which applies to the Cash Value. The Policy Adjustment Date is the earliest of: (a) twelve months from the date we made an accelerated Death Benefit payment; (b) the date we pay all Death Benefits payable on the Specified Insured; and (c) the Maturity Date.
We will charge interest on the lien. Interest will accrue from the date of the accelerated payment to the earlier of the date the Policy terminates and the Policy Adjustment Date. We will add accrued interest to the lien at the time of Policy adjustment. The rate of interest charged will be equal to the discount rate.
Policy Adjustment
On the Policy Adjustment Date, we will adjust the Policy in order to satisfy the lien created by the accelerated Death Benefit payment. We will adjust the Death Benefi t of the Specified Insured. The adjusted Death Benefit will be the Death Benefit before adjustment, less the amount of Policy lien, including interest created by the accelerated payment. Any Cash Value, Account Value or surrender charge will be reduced in the same proportion that the Death Benefit was reduced. These reductions will be made on the Policy Adjustment Date.
If the Specified Insured is the base Policy insured and the lien equals 100% of the Death Benefit , the Policy will terminate, and any riders attached to the Policy that provide insurance on the life of any other person will be administered according to the rider provisions regarding the death of the base Policy insured. If the Specified Insured is an additional person insured by a rider on the base Policy and the lien equals 100% of the Face Amount of the rider, the rider coverage applicable to the Specified Insured will terminate.
Exclusions
This rider does not provide accelerated Death Benefits if the Specified Insured or his/her Physician reside outside the United States of America.
Rider Termination
This rider will terminate at the earliest of the following:
a).when we receive your request in writing to cancel it;
b).when the Policy terminates; and
c).on the Policy Adjustment Date.
The example below is for a Policy with a $100,000 Face Amount and a Level Death Benefit. The example assumes: (1) a discount rate of 5% , and (2) an administrative fee of $50 has been deducted.

Policy Values at Acceleration
Death Benefit	$100,000
Account Value	$10,000
Surrender Charge	$1,000
Cash Value	$9,000

Accelerated Benefit	$40,000
12 Month Discount	$1,904.76
Lien amount	$38,095.24
Administrative Fee	$50
Benefit Payment	$38,045.24
If death occurs 6 months after acceleration:
Death Benefit = $100,000 - $38,095.24 × (1.05)6/12 = $60,964

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If the insured is still alive at the end of the 12th month, the Policy is adjusted as follows, assuming the Account Value grew to $11,000:
Death Benefit = $100,000 - $38,095.24 × (1.05) = $60,000
Account Value = $11,000 × ($60,000/$100,000) = $6,600
Surrender Charge = $1,000 × ($60,000/$100,000) = $600
Cash Value = $6,000
LifeAccess Accelerated Benefit Rider
In the event the insured becomes Chronically Ill and is likely to need services for the remainder of the insured’s life, we will pay an accelerated Death Benefit to the owner up to 100% of the Death Benefit and any term amount. At your request, the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including the Written Certification from a Licensed Health Care Practitioner. The certification must also state that the insured is in need of services under a plan of care and that such services are likely to be needed for the rest of the insured’s life. There may be adverse tax consequences if you receive the rider’s accelerated Death Benefit. See the Special Considerations for Policies with the LifeAccess Rider section of Tax Treatment of Policy Benefits for more information.
Insured will mean the person insured by the Policy to which this rider is attached whose Death Benefit is being accelerated. This rider is only available at Policy issuance and there is a charge for this rider.
Chronically Ill means an insured has been certified by a Licensed Health Care Practitioner as the following:
a).being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
b).requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a severe Cognitive Impairment; AND
c).needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification.
Activities for Daily Living refer to basic human functional abilities which measure the insured’s ability for self care and to live independently without substantial assistance from another individual. These include bathing, continence, dressing, eating, toileting and transferring.
We may require the insured to be re-examined at our expense, by a Licensed Health Care Practitioner of our choosing prior to or during a Benefit Period to ensure that the insured is Chronically Ill.
We will NOT provide an accelerated benefit when the insureds’ Chronic Illness is a result of any one of the events listed below:
•attempted suicide or intentional self-inflicted injury while sane or insane,
•any act or incident of insurrection or war, declared or undeclared,
•the insured’s participation in, or attempting to participate in, a felony, riot or insurrection,
•alcoholism or drug addiction, or
•if the insured’s Licensed Health Care Practitioner resides outside of the United States.
Annual Lump Sum Option
You may elect to receive your Monthly Benefit Amount as an annual lump sum prior to the start of each Benefit Period. The amount of the annual lump sum payment will equal the present value of the Monthly Benefit Amount payable for each month in the twelve-month period following: (a) the date the first monthly benefit payment would otherwise be payable; or (b) the date of each subsequent Benefit Period. Each Monthly Benefit Amount payable will be discounted by a monthly rate, such rate derived from an annual interest rate, never to exceed the greater of : (a) the current yield on ninety-day treasury bills; and (b) the current maximum statutory adjustable Policy loan interest rate. Such discount will apply prior to any pro-rata adjustment to the Monthly Benefit Amount payable for loan repayments. Only one annual lump sum payment will be made in any one twelve-month period.
Conditions for Eligibility of Benefit Payments
You are eligible to receive an accelerated benefit if the Policy and rider are in force when all of the following requirements are met:
1.We receive your request, in writing, for an accelerated benefit ;
2.We receive from you Written Certification or Written Re-Certification by a Licensed Health Care Practitioner that the insured is a Chronically Ill individual;
3.We complete, at our discretion and expense, a personal interview with, and an assessment of, the insured, including examination or tests by a Licensed Health Care Practitioner of our choice; and we receive copies of any relevant medical records from a health care provider involved in the insured’s care;
4.We receive consent, in writing, of any assignee of record named under the Policy or any irrevocable beneficiary named under the Policy;
5.You fulfill requirements, if any, regarding limitations on the availability of certain Sub-Accounts while receiving benefit payments; and
6.The insured is living at the time all of the above requirements are met.
When Benefit Payments End
We will continue to pay accelerated benefits under this rider until the first of the following occur:
a).while the insured is living, when the insured no longer meets any one of the conditions for eligibility for benefit payments,
b).we are notified to discontinue accelerated benefit payments, and
c).if any events listed under the Rider Termination provision occur.
Rider Termination
This rider will terminate on the first of the following dates:
a).the date we receive your request, in writing, to terminate it,
b).the date you make a withdrawal under the Policy during a Benefit Period,
c).the date the Policy terminates,
d).the date we receive notification, in writing, of the death of the insured,
e).the date the Lifetime Benefit Amount is exhausted, and

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f).the date on which all additional benefits provided by rider are deemed to have terminated according to the terms of any Termination and Maturity Date provision, Continuation Beyond the insured’s Age 100 provision, or any other like provision of the Policy to which this rider is attached, unless you are receiving benefit payments under this rider.
In addition, as a condition of eligibility for benefits under the rider, we may impose restrictions or limitations on the availability of certain investment options. We will provide you prior written notice of any such restrictions or limitations and you may terminate this rider at any-time.
Impact of Rider Benefits on Policy and Rider
Accelerating the Death Benefit under this rider will impact the benefits and values under the Policy and rider as described below.
After each benefit payment, the Lifetime Benefit Amount in effect immediately prior to such payment will be reduced by each Monthly Benefit Amount payable prior to any pro-rata reduction for loan repayments. In addition, each benefit payment will reduce the values and any no lapse guarantee premium in effect at the time of such payment when such values are multiplied by the following Reduction Ratio:
Reduction Ratio = 1 − (A / B)
Where:
A = is the monthly benefit payment, and
B = is the Eligible Amount immediately prior to a benefit payment.
The Policy’s current values that are reduced by each benefit payment based on the Reduction Ratio are:
•Face Amount
•Amount of any term Insurance rider on the insured
•Account Value
•Surrender charges
•Indebtedness
•Monthly No Lapse Guarantee Premium
•Cumulative No Lapse Guarantee Premium
•Cumulative Premiums (paid to date)
We will reduce amounts in the Fixed Account and each Sub-Account based on the proportion of the Account Value in the Fixed Account and each Sub-Account to the amount accelerated.

Example:
Shown below is a hypothetical example of the benefits under the LifeAccess Accelerated Benefit Rider and how the benefits will impact the Policy. The figures used are for illustrative purposes only and are not guaranteed.
First Benefit Period starts in Policy Year 9 on a 30-day month
Face Amount: $100,000	Death Benefit Option: Type A (level)
Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim multiplied by the LifeAccess Specified Percentage (100% in this example): $100,000.
Maximum Monthly Benefit, calculated at the beginning of each Benefit Period using the IRS per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:
(a) The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2% in this example): $100,000 x 0.02 = $2,000; or
(b) Per diem limitation in effect at the start date of the current Benefit Period (assume $400 at issue, increasing to $468.66 in year 9 assuming a 2% annual inflation rate) times number of days in the month: $468.66 x 30 = $14,341.20; or

(c) Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit compound rate times 30. Assuming the limit at issue of $400, increased annually on each succeeding Policy Anniversary by the compound rate (4% in this example) , resulting in a current Daily Benefit Limit in Policy Year 9 of $547.43: $547.43 x 30 = $16,422.90

The Monthly Benefit Percent, Initial Daily Benefit Limit, and the rate at which it will be compounded that apply to your Policy are shown in the Additional Benefits and Rider Section of the Policy Specifications Pages.
The reduction ratio equals 1 minus the quotient of the monthly payment divided by the Death Benefit prior to payment: 1 - (2,000/100,000) = 1 - 0.0200 = 0.9800
The Monthly Benefit Amount payable is equal to the Maximum Monthly Benefit Payment minus the loan reduction amount. ($2,000 - $20.80 = $1,979.20)
	Policy Values	Policy Values
	(before monthly benefit payment)	(after monthly benefit payment)
Benefit Payment payable:	- - -	$1,979.20
Face Amount:	$100,000	$98,000 (100,000 x 0.9800)
Indebtedness:	$1,040	$1,019.20 (1,040 x 0.9800)
Death Benefit:	$98,960	$96,980.80
Account Value:	$20,000	$19,600 (20,000 x 0.9800)
Surrender Charge:	$228	$223.44 (228 x 0.9800)
Cash Value:	$19,772	$19,376.56
Cash Surrender Value:	$18,732	$18,357.36

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Monthly No Lapse Guarantee Premium:	$1,152.00	$1,128.96 (1,152 x 0.9800)
Cumulative No Lapse Guarantee Premium:	$10,368	$10,160.64 (10,398 x 0.9800)
Cumulative Premiums:	$18,000	$17,640.00 (18,000 x 0.9800)
If the annual lump sum option was chosen at the start of a Benefit Period the amount of the annual lump sum payment will equal the present value of the Monthly Benefit Amount payable for each month in the twelve-month period following: (a) the date the first monthly benefit payment would otherwise be payable; or (b) the date of each subsequent Benefit Period. Each Monthly Benefit Amount payable will be discounted by a monthly rate.
Assuming the discount rate of 4%, the annual lump sum for the example above would be $23,573.93. The reduction ratio would be 1 - (23,573.93/100,000) = 1 - 0.23574 = 0.76426. The annual lump sum benefit payment would be reduced by the loan reduction amount of $1,040 x 0.243574 = $245.17, to get $23,573.93 - $245.17 = $23,328.76.
Policy Continuation Rider
This rider gives you the option to continue your Policy at a reduced Death Benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of default or termination due to excessive Indebtedness. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the Policy will not go into default or terminate due to excessive Indebtedness. At the time you elect the benefit under the rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.
If available, you may elect the Policy Continuation Benefit In writing. The election effective date will be the next Monthly Activity Date. The Policy Continuation Benefit is available provided all of the conditions below are met:
•Indebtedness exceeds the Face Amount, or amounts at least equal to all premiums paid have been withdrawn,
•The Policy has been in-force at least 15 Policy Years ,
•The insured has Attained Age 75, and
•Indebtedness does not exceed 99.5% of the Account Value after reduction of the transaction charge as of the election effective date.
There is a risk that the Internal Revenue Service could assert that the Policy has been effectively terminated when you exercise the Policy Continuation Rider and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. In addition, there is uncertainty about whether Indebtedness should be treated as the deemed Cash Surrender Value for purposes of Section 7702 of the Internal Revenue Code. Currently, we do not treat Indebtedness as the Cash Surrender Value for purposes of Section 7702. You should consult a tax advisor before exercising the Policy Continuation Rider.
The following hypothetical example illustrates the impacts to the Policy when exercising this rider. The example assumes a Policy that includes this rider and meets the eligibility requirements.

Example of exercising the Policy Continuation Rider
Policy Values (current)	Before	After
Death Benefit Type:	Option B	Option A
Face Amount:	$100,000	$210,000
Account Value:	$110,000	$102,300(1)
Surrender Charge:	$0	$0
Cash Value:	$110,000	$102,300(1)
Indebtedness:	$99,000	$99,000
Cash Surrender Value:	$11,000	$3,300(1)
Death Benefit:	$210,000	$210,000
Net Death Benefit:	$111,000	$111,000
Other Riders:	Yes	No
(1)A fee equaling 7% of the Account Value has been deducted for exercising the rider. In this example the charge was $7,700.
REQUIREMENTS FOR ISSUANCE OF A POLICY
Application for a Policy
To purchase a Policy you must submit an Application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an Application for any reason. No change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium is the amount required to keep the Policy in force for one month, but not less than $50.
Policy Date
Your Policy will be effective on the Policy Date only after we receive all outstanding delivery requirements and the initial premium payment. The Policy Date is the date used to determine all future cyclical transactions on the Policy, such as Monthly Activity Date and Policy Years .
PREMIUMS
You have flexibility as to when and in what amounts you pay premiums. Prior to Policy issue, you choose a Planned Premium, within a range we determined, based on the Face Amount and the insured’s sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for Planned Premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The Planned Premium and payment mode you select are shown on your Policy Specifications Pages. You may change the

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Planned Premium at any time, subject to our minimum amount rules then in effect.
After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the Policy from terminating. See LAPSE AND REINSTATEMENT.
You may pay additional premiums at any time prior to the scheduled Maturity Date, subject to the following limitations:
•The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.
•We reserve the right to require evidence of insurability for any premium payment that results in an increase in the Death Benefit greater than the amount of the premium.
•We reserve the right to refund any excess premiums that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code.*
•We will return any excess premium to you if it will cause the Policy to become a Modified Endowment Contract and request further instructions.*
•Any premium payment in excess of $1,000,000 is subject to our approval.
*If the excess premium can be applied within 30 days of receipt and not cause a Modified Endowment Contract or failure to meet the definition of life insurance, we will hold the excess without interest and apply it on such date.
In some cases, applying a subsequent premium payment in a Policy Year could result in your Policy becoming a Modified Endowment Contract. See TAXES section for additional information on Modified Endowment Contracts. If we receive a subsequent premium payment that would cause the Policy to become a Modified Endowment Contract, we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary date or if it is greater than your Planned Premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a Modified Endowment Contract and provide you with the opportunity to correct the Modified Endowment Contract status as specified in the notice. You have 2 weeks from the date of the notice to respond.
•If we receive the premium within 20 calendar days prior to the Policy Anniversary date and it is less than or equal to the Planned Premium, the premium payment will be considered not in Good Order . We will hold the payment without interest and credit it to the Policy on the Policy Anniversary date. If the Policy Anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy Anniversary . The owner will be notified of our action after the premium payment has been credited.
These procedures may not apply if there has been a material change to your Policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your Policy Anniversary .
In some cases, applying a subsequent premium payment in a Policy Year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in Good Order and we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary date or if it is greater than your Planned Premium, we will return the excess premium payment to you and await further instructions.
•If we receive the premium within 20 calendar days prior to the Policy Anniversary date and it is less than or equal to the Planned Premium, we will hold the payment without interest and credit the premium payment on the Policy Anniversary date. If the Policy Anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy. The owner will be notified of our action after the premium payment has been credited.
How to send premium payments:
Mail
You may send premium payments to either of the following addresses:

To the following lockbox address: Talcott Resolution P.O. Box 9001970 Louisville, KY, 40290-1970	To our Individual Life Operations Center at: Talcott Resolution P.O. Box 305034 Nashville, TN, 37230-5034
Wire
You may also arrange to pay your premium payments by wire. To wire payments call 800-231-5453.
Mailed premium payments not sent to either of the addresses stated above will be considered not in Good Order . We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in Good Order .
Allocation Of Premiums
During the Application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any premium we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account. With respect to any initial premium payment received before the Policy Date and any premium payment that is not in Good Order , we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued and upon commencement of the Free-Look Period, any initial Net Premium and any additional Net Premium received by us prior to the end of the Free Look period will be applied to the money market Sub-Account as of the later of: (a) the Policy Date, and (b) the date we receive the premium. Upon expiration of the Free-Look Period, we will automatically allocate the value in the money market Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions.
You may send subsequent premiums and allocation instructions in accordance with our then current administrative offices. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the Net Premium among the Sub-Accounts and Fixed Account (if applicable) in accordance with your most recent premium allocation instructions. Any allocation instructions will be

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effective upon receipt by us in Good Order and will apply only to premium payments received on or after that date. Subsequent premium payments will be applied to the Policy based on the next computed accumulation unit values after we receive a Good Order request at our Designated Address described below. Net Premiums allocated to the Fixed Account will be credited to your Policy when we receive them.
You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.
If your most recent premium allocation instructions include a Fund ( "merging Fund" ) that has been merged into another Fund ( "surviving Fund" ) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated Fund with the money market Fund.
Accumulation Units
Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.
The number of accumulation units in each Sub-Account to be credited to a Policy (including the initial allocation to the money market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.
The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.
All valuations in connection with a Policy, (i.e., with respect to determining Account Value, in connection with Policy loans, or in calculation of Death Benefits , or with respect to determining the number of accumulation units to be credited to a Policy with each premium payment other than the initial premium payment) will be made at the end of the Valuation Period after the request or payment is received by us in Good Order at the Individual Life Operations Center. If we receive your request or payment in Good Order before the close of the New York Stock Exchange ( "NYSE" ), it will be applied as of the same Valuation Day. If we receive your request or payment in Good Order after the close of the NYSE , it will be invested on the next Valuation
Day. If we receive your request or payment in Good Order on a non-Valuation Day, it will be invested on the next Valuation Day. Requests for Sub-Account transfers received on any Valuation Day in Good Order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.
Transfers And Restrictions On Transfers
You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.
You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in Good Order at our Designated Address. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When You Request a Sub-Account Transfer?
Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate premium payments to Sub-Accounts, and others request surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or premium payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive

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upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and surrenders of a stock Sub -Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Are There Any Charges for Transfers Among Sub-Accounts?
Under the Policy, we have the right to assess an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing an administrative transfer fee.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Account Value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a money market Sub -Account and you transfer all $10,000 into a stock Sub -Account, on that same day you could not then transfer the $10,000 out of the stock Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Policy Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. For example, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Policies (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading Policy. In certain instances, we have agreed to assist a Fund to help monitor compliance with that Fund’s trading Policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading Policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other Funds within that Fund complex. We are not authorized to grant exceptions to a Fund’s trading Policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in Good Order .
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted Funds” such as money market Funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of Policy. This type of Policy may not apply to any financial intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing

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programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit ; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled premium payments , scheduled withdrawals or surrenders, retirement plan premium payments .
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable life insurance policies, variable annuity products and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Policy. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your beneficiary.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading Policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.
Limitations on Transfers from the Fixed Account
Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each Policy Anniversary , and, the maximum amount transferred in any Policy Year will be the greater of $1,000 and 25% of the Accumulated Value in the Fixed Account on the date of the transfer. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.
Dollar Cost Averaging
You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging ( "DCA") Program . The DCA Program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the DCA Program is less than the amount you have elected to transfer, your DCA Program will terminate.
You may cancel your DCA election by notice in writing or by calling us at 800-231-5453. We reserve the right to change or discontinue the DCA Program .
The main objective of a DCA Program is to minimize the impact of short-term price fluctuations. The DCA Program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA Program does not assure a profit or protect against investment loss.
Static Asset Allocation Models
This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy (“model portfolios”). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
You choose how much of your Account Value you want to invest in this program. You can also combine this program with the DCA Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio’s original percentages, thereby eliminating imbalances resulting from market movements and/or partial surrenders . We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios

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may be obtained by contacting your Financial Professional. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.
Asset Rebalancing
Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You may only participate in one model at a time.
POLICY VALUES
Account Value
Each Policy will have an Account Value. There is no minimum guaranteed Account Value.
The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts , Net Premiums paid, and any withdrawals taken.
A Policy’s Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. See Accumulation Units.
A Policy’s Account Value equals the Policy’s value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A Policy’s Cash Value is equal to the Account Value less any applicable surrender charges. A Policy’s Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness.
Loans
At any time while the Policy is in force and has a Cash Surrender Value, you may obtain a loan from us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any Policies you have with us. The minimum loan amount that we will allow is $500. The minimum loan amount may be different in your state. See APPENDIX B for state variations.
When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.
Unless you specify otherwise, all loan amounts will be transferred on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.
If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See LAPSE AND REINSTATEMENT.
If, at any time after the 10th Policy Anniversary , your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness. The maximum amount of preferred Indebtedness is the amount by which the Account
Value exceeds the total premiums paid and is determined on each Monthly Activity Date.
You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.
A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit . This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Therefore, it is generally advisable to use any premium payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.
Any amounts in the Loan Account will be credited with interest at an annual rate of 3% .
Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a Pro Rata Basis .
The table below shows the maximum interest rates we will charge on your Indebtedness.

During Policy Years	Portion of Indebtedness	Interest Rate Charged Equals:
1-10	All	5%
11 and later	Preferred	3.25%
	Non-Preferred	3.50%

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Withdrawals
One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum withdrawal is the Cash Surrender Value, minus $1,000 . If the Death Benefit option then in effect is Option A or Option C, the Face Amount will be reduced by an amount equal to the reduction in the Account Value resulting from the withdrawal. Unless specified, the withdrawal will be deducted on a Pro Rata Basis from the Fixed Account and the Sub-Accounts. If you request a withdrawal to be taken from specified investment choices and there is insufficient value in a choice to satisfy your request, then the withdrawal will be taken on a Pro Rata Basis across all investment choices. You may be assessed a charge of up to $10 for each withdrawal. See Transaction Charges.
Surrender of a Policy
Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. In such case you may be subject to a surrender charge. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing at our Designated Address or the date you request your surrender, (our current administration rules allow a Policy Owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later. See Surrender Charge.
When Proceeds Are Paid
We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, the SEC declares that an emergency exists. or the SEC by order permits the postponement of payment to protect Policy Owners.
State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest.
LAPSE AND REINSTATEMENT
Your Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No Lapse Guarantee is not available. See NO LAPSE GUARANTEE.
A 61-day “grace period” will begin from the date of any Policy default. Upon default, we will mail you and any assignee written notice of the amount of premiums that will be required to continue the Policy in force. This minimum premium will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your Policy goes into default. If the insured dies during the grace period, we will pay the death proceeds reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.
When your Policy is in default, no part of your Account Value is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
We will keep your Policy in force for the 61-day period following the date your Policy goes into default. However, your Policy will terminate if we do not receive the required premium by the end of the grace period, unless the No-Lapse Guarantee is available. If the No-Lapse Guarantee is available and we have not received the required premium by the end of the grace period, the No-Lapse Guarantee will go into effect. See NO LAPSE GUARANTEE.
Prior to the death of the insured, a Policy may be reinstated prior to the Maturity Date, provided such Policy has not been surrendered for cash, and provided further that:
a).you request reinstatement in writing within five years after termination;
b).you submit satisfactory evidence of insurability to us;
c).any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and
d). you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the grace period; and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.
The Account Value on the reinstatement date equals:
•the Cash Value at the time of Policy termination; plus
• the Net Premiums derived from premiums paid at the time of Policy reinstatement; minus
•the Monthly Deduction Amounts that were due and unpaid during the grace period; plus
•any Indebtedness carried over to the reinstated Policy; plus
•the surrender charge at the time of Policy reinstatement. The surrender charge is based on the duration from the original Policy Date .
TAXES
Tax Treatment Of Policy Benefits
This summary provides general information on the federal income tax treatment of the Policy. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance. The Policy must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Policy’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Policy must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the

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Guideline Premium Test. At issue, the Policy Owner chooses which of these two tests will apply to their Policy. This choice cannot be changed thereafter.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Policy earnings, and whether or not the Policy is classified as a Modified Endowment Contract.
Changes in your Policy may result in your Policy being considered newly issued and require “re-testing” of a Policy under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to ensure that the Policy qualifies as life insurance for tax purposes. Generally speaking, this means that:
a)you will not be taxed on the growth of the Account Value unless you receive a distribution from the Policy or if the Policy lapses or is surrendered, and
b)the Policy's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Policy should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Policy Owners after advance written notice -- that we deem necessary to ensure that the Policy will qualify as life insurance or to comply with applicable federal tax law.
The Policy may not qualify as life insurance under federal tax law after the insured has Attained Age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Policy after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether or not the Policy is classified as a Modified Endowment Contract.
Policies Not Classified as Modified Endowment Contracts
•If you surrender the Policy or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Policy debt. In other words, you will immediately have taxable income to the extent of gain in the Policy. Reinstatement of the Policy after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy Years , all or a portion of a withdrawal may be taxed if the Account Value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Policy for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax unless the Policy is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Policy is classified as a Modified Endowment Contract. The Policy could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Policy to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Policy to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
•If the Policy is classified as a Modified Endowment Contract, then amounts you receive under the Policy before the insured’s death, including loans and withdrawals, are included in income to the extent that the Account Value before surrender charges exceeds the premiums paid for the Policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Policy became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provision applies to Policies owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.
•Changes in the Policy, including changes in Death Benefits , may require additional testing to determine whether the Policy should be classified as a Modified Endowment Contract.
Investor Control. The tax law limits the amount of control you may have over choosing investments for the Policy. If this “investor control” rule is violated the Policy assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Policy qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Policy Owners and will

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be made with such notice to affected Policy Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations. If you transfer or assign the Policy to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Policy to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Policy to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Policy debt or on other loans that are incurred or continued to purchase or carry the Policy may not be permitted under the tax law.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Policy, there are some additional rules. Business Policy Owners generally cannot deduct premium payments. Business Policy Owners generally cannot take tax deductions for interest on Policy debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Policy loans on Policies for up to 20 key persons. The interest deduction for Policy debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the Policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policy owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Policies To Third Parties. If you sell your Policy to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Policy in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender
Value and cost basis information with respect to the Policy as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the Death Benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax Qualified Pension Plans
You may have acquired the Policy to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Policies must satisfy the minimum Face Amount requirements outlined in the Policy and can never be less than $10,000. Increases and decreases of the Face Amount may be allowed under the terms of the Policy and must be in minimum increments of $10,000. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Policies sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Policies issued in connection with a tax-qualified pension plan. You should consult a qualified tax advisor before purchasing a Policy in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Policy for your particular plan.
Special Considerations for Policies with the LifeAccess Rider
The following is based on our general understanding of current Federal tax laws and is not intended as legal or tax advice. The Policy Owner should consult a qualified personal tax advisor to determine the consequences of purchasing and exercising the benefits provided by the rider.
The LifeAccess Accelerated Benefit Rider allows a Policy Owner to accelerate all or a portion of their Death Benefit and any term amount (each as determined at the time of initial payment) if the insured provides valid certification that the insured is Chronically Ill, as defined in the rider, and otherwise satisfies the terms of the rider. We have designed this rider so that the benefits paid under the rider will be treated for federal income tax purposes as accelerated Death Benefits under Section 101(g)(1)(B) of the Code. The benefit is intended to qualify for exclusion from income subject to the qualification requirements under applicable provisions of the Code, which are dependent on the recipient's particular circumstances. Subject to state variations, a Policy Owner may elect to receive the accelerated benefit in monthly payments or in a lump sum, as described in the Policy. Receipt of an accelerated benefit payable monthly may be treated differently than if you receive the payment in a lump sum for Federal tax purposes. Accelerated benefits under this rider may be taxable as income. You should consult a personal tax advisor before purchasing the rider or applying for benefits.
The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Policy Owner other than the insured if the Policy Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Policy Owner or by reason of the insured being financially interested in any trade or business carried on by the Policy Owner. In addition, special rules apply to determine the taxability of benefits when there is more than one contract providing accelerated benefits on account of chronic illness and/or other insurance policies on the insured that will pay similar benefits, and more than one Policy Owner. Where the owner and insured are not the same (e.g., when a Policy with the rider is owned by an irrevocable life insurance trust), other tax considerations may also arise in connection with getting benefits to the insured, for example,

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gift taxes in personal settings, compensation income in the employment context and inclusion of the life insurance Policy or Policy proceeds for estate tax purposes.
Death Benefit, Account Value, Cash Value and the Loan Account Value, if any, will be reduced if you receive accelerated Death Benefits under this rider. Any adjustments made to the Death Benefit and other values as a result of payments under the rider will also generally cause adjustments to the tax limits that apply to your Policy. Any amount you receive as an accelerated Death Benefit will reduce the amount the named beneficiary (ies) under the Policy may receive upon the death of the insured.
The rider is not intended to be a health contract or a qualified long term care insurance contract under Section 7702B(b) of the Code nor is it intended to be a non-qualified long term care contract and it is not intended or designed to eliminate the need for such coverage.
The Policy Owner's and/or the Policy Owner's spouse or dependents' eligibility for certain public assistance programs, such as Medicaid, and other government benefits or entitlements may be affected by owning this rider or by receiving benefits under the rider.
Although we do not believe the charges for this rider should be treated as distributions for income tax purposes, there is a possibility that the charges may be considered distributions and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance Policy. Charges for the rider are not deductible as medical expenses for income tax purposes.
Certain transfers-for-value of a life insurance Policy cause the Policy's Death Benefit to be subject to income tax when paid. If there is such a transfer-for-value, benefits accelerated under this rider may also be subject to income tax.
For income tax purposes, payment of benefits will be reported to the Policy Owner. The Policy Owner must then file the applicable IRS form to determine the amounts to be included or excluded from income for the applicable tax year. If there is more than one accelerated Death Benefit rider for chronic illness, other insurance policies on the insured that will pay similar benefits, or any other reimbursement of the insured's expenses, receipt of all such benefits must be considered to determine your tax obligation.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Policy from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income and other applicable federal taxes in the tax charges you pay under the Policy. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Policy, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Policy Owners with investments in Separate Account assets because (i) the Policy Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Policy.
DISTRIBUTION AND COMPENSATION
Effective May 1, 2014, Pruco Securities, LLC, ("Pruco Securities") an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of all Policies offered through this prospectus. Pruco Securities, organized as an LLC on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.
Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the Policy, depending on the agreement between your financial professional and his or her firm.
As compensation for selling the Policies, Pruco Securities pays to broker-dealers a commission of up to 120% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 4% of all such premiums in Policy Years two through ten and up to 2.5% of all such premiums in years eleven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
LEGAL PROCEEDINGS
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the

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ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or Death Benefits , until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.
FINANCIAL STATEMENTS
Our audited statutory-basis financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Policy. The Separate
Account's audited financial statements are also hereby incorporated by reference into the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 2054 9, b y telephoning 202 -551-8090, or by emailing PublicInfo@SEC.gov, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Policy Owner that resides in the household. You should be aware that you can revoke or opt out of householding at any time by calling 800-231-5453.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to Policy Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Policy Owners while outside of the United States.
You may contact us for further information at the address and telephone number on the back cover of this prospectus.

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APPENDIX A: Funds Available Under the Policy
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.prudential.com/hig-funds. You can also request this information at no cost by calling 800-231-5453. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Policy may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
For Policies Issued On Or After December 1, 2003, as Stag Accumulator® II Variable Universal Life:

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Small Value	AB VPS Discovery Value Portfolio (Class B) (formerly AB VPS Small/Mid Cap Value Portfolio) - AllianceBernstein L.P.	1.05%	(15.82)%	3.62%	9.06%
Global/International	*AB VPS International Value Portfolio (Class B) - AllianceBernstein L.P.	1.13%^	(13.80)%	(2.55)%	2.51%
Global/International	*AB VPS Sustainable International Thematic Portfolio (Class B) - AllianceBernstein L.P.	1.79%^	(27.81)%	1.16%	3.78%
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 2) - Capital Research and Management CompanySM	0.55%	(13.41)%	5.33%	8.10%
Global/International	American Funds Insurance Series® Global Growth Fund (Class 2) - Capital Research and Management CompanySM	0.66%^	(24.74)%	7.06%	10.15%
Global/International	American Funds Insurance Series® Global Small Capitalization Fund (Class 2) - Capital Research and Management CompanySM	0.91%^	(29.55)%	2.79%	6.84%
Large-Cap Growth	American Funds Insurance Series® Growth Fund (Class 2) - Capital Research and Management CompanySM	0.59%	(29.94)%	11.14%	13.64%
Large-Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 2) - Capital Research and Management CompanySM	0.53%	(16.50)%	7.83%	11.54%
Global/International	American Funds Insurance Series® International Fund (Class 2) - Capital Research and Management CompanySM	0.78%	(20.79)%	(1.03)%	3.92%
Emerging Markets	American Funds Insurance Series® New World Fund® (Class 2) - Capital Research and Management CompanySM	0.82%^	(22.10)%	2.32%	4.27%
Fixed Income	American Funds Insurance Series® The Bond Fund of America (Class 2) - Capital Research and Management CompanySM	0.46%^	(12.58)%	0.76%	1.36%
Large Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 2) - Capital Research and Management CompanySM	0.5%^	(8.45)%	7.11%	11.30%
Large-Cap Blend	BlackRock S&P 500 Index V.I. Fund (Class I) - BlackRock Advisors, LLC	0.14%	(18.23)%	9.26%	12.29%
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.85%	(26.49)%	8.39%	11.15%
Large Value	[1] Fidelity® VIP Equity-Income PortfolioSM (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.51%	(4.96)%	8.16%	10.19%
Large Value	Fidelity® VIP Equity-Income PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.76%	(5.25)%	7.88%	9.91%
Target Date	Fidelity® VIP Freedom Fund 2010 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.65%	(13.66)%	2.55%	4.68%
Target Date	Fidelity® VIP Freedom Fund 2020 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.73%	(15.97)%	3.47%	5.79%
Target Date	Fidelity® VIP Freedom Fund 2030 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.79%	(17.09)%	4.34%	7.22%
Money Market	[3] Fidelity® VIP Government Money Market Portfolio (Service Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.34%	1.36%	1.02%	0.58%

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Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.86%	(14.97)%	5.68%	9.69%
Large-Cap Value	Franklin Income VIP Fund (Class 2) - Franklin Advisers, Inc.	0.71%	(5.47)%	4.30%	5.51%
Large-Cap Value	Franklin Mutual Global Discovery VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	1.18%	(4.75)%	3.66%	6.60%
Large-Cap Value	*Franklin Mutual Shares VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.94%	(7.43)%	3.15%	6.73%
Small-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.91%^	(10.06)%	5.48%	9.09%
Multisector Bond	Franklin Strategic Income VIP Fund (Class 1) - Franklin Advisers, Inc.	0.81%^	(10.46)%	0.21%	1.56%
Global/International	*Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.09%^	(7.61)%	(1.97)%	1.47%
Global/International	*Templeton Global Bond VIP Fund (Class 2) - Franklin Advisers, Inc.	0.77%^	(4.95)%	(2.32)%	(0.78)%
Large-Cap Value	*Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%^	(11.50)%	(0.76)%	4.05%
Large-Cap Blend	Hartford Balanced HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.66%	(13.42)%	6.11%	8.19%
Large-Cap Blend	Hartford Capital Appreciation HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.67%	(15.30)%	7.68%	10.89%
Large-Cap Growth	Hartford Disciplined Equity HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.59%	(18.96)%	9.56%	13.12%
Large-Cap Value	Hartford Dividend and Growth HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.65%	(8.93)%	9.54%	12.19%
Global/International	Hartford International Opportunities HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.75%	(18.14)%	1.78%	5.13%
Mid-Cap Blend	Hartford MidCap HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.72%	(24.30)%	5.06%	10.93%
Small Cap Growth	Hartford Small Company HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.79%	(30.94)%	7.43%	10.10%
Large-Cap Blend	Hartford Stock HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.51%	(5.14)%	11.73%	12.98%
Fixed Income	Hartford Total Return Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.50%	(14.21)%	0.34%	1.50%
Fixed Income	Hartford Ultrashort Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.43%	(0.17)%	1.09%	N/A
Large Growth	Invesco V.I. American Franchise Fund (Series I) - Invesco Advisers, Inc.	0.86%	(31.11)%	7.66%	11.64%
Mid-Cap Value	Invesco V.I. American Value Fund (Series II) - Invesco Advisers, Inc.	1.14%	(2.86)%	6.32%	8.60%
Balanced	Invesco V.I. Balanced-Risk Allocation Fund (Series I) - Invesco Advisers, Inc.	0.88%^	(14.35)%	2.19%	3.54%
Large-Cap Growth	*Invesco V.I. Capital Appreciation Fund (Series II) - Invesco Advisers, Inc.	1.05%^	(30.96)%	8.00%	10.81%
Large Value	Invesco V.I. Comstock Fund (Series II) - Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
Large Blend	*Invesco V.I. Core Equity Fund (Series I) - Invesco Advisers, Inc.	0.80%	(20.55)%	6.19%	8.30%
Mid-Cap Growth	*Invesco V.I. Discovery Mid Cap Growth Fund (Series I) - Invesco Advisers, Inc.	0.86%	(30.98)%	8.64%	11.83%

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Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Global/International	Invesco V.I. EQV International Equity Fund (Series I) - Invesco Advisers, Inc.	0.91%	(18.31)%	1.52%	4.41%
World Large-Stock Growth	Invesco V.I. Global Fund (Series II) - Invesco Advisers, Inc.	1.06%	(31.94)%	2.59%	7.59%
Large Blend	Invesco V.I. Main Street Fund® (Series II) - Invesco Advisers, Inc.	1.05%^	(20.31)%	6.89%	10.49%
Mid-Cap Blend	*Invesco V.I. Main Street Mid Cap Fund® (Series I) - Invesco Advisers, Inc.	0.93%	(14.26)%	5.10%	7.99%
Small Blend	Invesco V.I. Main Street Small Cap Fund® (Series II) - Invesco Advisers, Inc.	1.12%	(16.04)%	6.74%	10.60%
Small Blend	Invesco V.I. Small Cap Equity Fund (Series I) - Invesco Advisers, Inc.	0.95%	(20.51)%	5.54%	8.33%
Multisector Bond	Lord Abbett Bond-Debenture Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.89%	(12.80)%	1.01%	3.65%
Large Blend	Lord Abbett Dividend Growth Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.99%^	(13.55)%	8.60%	11.21%
Large Value	Lord Abbett Growth and Income Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.94%	(9.44)%	6.19%	9.80%
Large Blend	MFS® Investors Trust Series (Initial Class) - Massachusetts Financial Services Company	0.78%^	(16.49)%	8.44%	11.43%
Small Growth	MFS® New Discovery Series (Initial Class) - Massachusetts Financial Services Company	0.87%^	(29.76)%	7.81%	9.99%
Intermediate Core-Plus Bond	MFS® Total Return Bond Series (Initial Class) - Massachusetts Financial Services Company	0.53%^	(13.93)%	0.19%	1.39%
Intermediate Core-Plus Bond	MFS® Total Return Series (Initial Class) - Massachusetts Financial Services Company	0.61%^	(9.58)%	5.18%	7.34%
Large Value	MFS® Value Series (Initial Class) - Massachusetts Financial Services Company	0.69%^	(5.91)%	7.35%	11.05%
Mid-Cap Growth	Morgan Stanley VIF Discovery Portfolio (Class II) - Morgan Stanley Investment Management Inc.	1.05%^	(62.97)%	5.10%	7.87%
Multisector Bond	Putnam VT Diversified Income Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.07%^	(2.35)%	(0.17)%	1.70%
Global/International	[2] Putnam VT Focused International Equity Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	1.06%^	(18.19)%	2.36%	6.74%
Mid-Cap Value	Putnam VT High Yield Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	0.99%	(11.60)%	1.39%	3.22%
Income	Putnam VT Income Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	0.86%	(13.81)%	(0.51)%	1.16%
Global/International	Putnam VT International Equity Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	1.11%	(14.77)%	1.03%	4.51%
Large-Cap Growth	Putnam VT Large Cap Growth Fund (Class IB) (formerly Putnam VT Growth Opportunities Fund) - Putnam Investment Management, LLC / Putnam Investments Limited	0.91%	(30.50)%	10.60%	13.72%
Large-Cap Value	Putnam VT Large Cap Value Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	0.82%	(3.13)%	9.26%	11.76%
Small-Cap Growth	*Putnam VT Small Cap Growth Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.14%^	(28.30)%	7.48%	9.02%
Small-Cap Value	Putnam VT Small Cap Value Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.03%	(12.98)%	4.72%	9.12%
Large-Cap Growth	Putnam VT Sustainable Leaders Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	0.91%	(22.91)%	10.48%	13.48%

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^ The Fund’s annual current expense reflects temporary fee reductions.
* Closed to new and subsequent premium payments and transfers of Account Value.
1 Policies issued prior to October 3, 2005 receive this share class.
2 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after May 1, 2006. Fund remains open for investment to Policies issued before May 1, 2006.
3 In a low interest rate environment, yields for money market Funds , after deduction of Policy charges may be negative even though the Fund ’s yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a money market Sub-Account or participate in an asset allocation program where Account Value is allocated to a money market Sub-Account, that portion of your Account Value may decrease in value.

For Policies Issued Before December 1, 2003, as Stag Variable Life Artisan:

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Small Value	AB VPS Discovery Value Portfolio (Class B) (formerly AB VPS Small/Mid Cap Value Portfolio) - AllianceBernstein L.P.	1.05%	(15.82)%	3.62%	9.06%
Global/International	*AB VPS International Value Portfolio (Class B) - AllianceBernstein L.P.	1.13%^	(13.80)%	(2.55)%	2.51%
Global/International	*AB VPS Sustainable International Thematic Portfolio (Class B) - AllianceBernstein L.P.	1.79%^	(27.81)%	1.16%	3.78%
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 2) - Capital Research and Management CompanySM	0.55%	(13.41)%	5.33%	8.10%
Global/International	American Funds Insurance Series® Global Growth Fund (Class 2) - Capital Research and Management CompanySM	0.66%^	(24.74)%	7.06%	10.15%
Global/International	American Funds Insurance Series® Global Small Capitalization Fund (Class 2) - Capital Research and Management CompanySM	0.91%^	(29.55)%	2.79%	6.84%
Large-Cap Growth	American Funds Insurance Series® Growth Fund (Class 2) - Capital Research and Management CompanySM	0.59%	(29.94)%	11.14%	13.64%
Large-Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 2) - Capital Research and Management CompanySM	0.53%	(16.50)%	7.83%	11.54%
Global/International	American Funds Insurance Series® International Fund (Class 2) - Capital Research and Management CompanySM	0.78%	(20.79)%	(1.03)%	3.92%
Emerging Markets	American Funds Insurance Series® New World Fund® (Class 2) - Capital Research and Management CompanySM	0.82%^	(22.10)%	2.32%	4.27%
Fixed Income	American Funds Insurance Series® The Bond Fund of America (Class 2) - Capital Research and Management CompanySM	0.46%^	(12.58)%	0.76%	1.36%
Large Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 2) - Capital Research and Management CompanySM	0.50%^	(8.45)%	7.11%	11.30%
Large-Cap Blend	BlackRock S&P 500 Index V.I. Fund (Class I) - BlackRock Advisors, LLC	0.14%	(18.23)%	9.26%	12.29%
Large Blend	*Fidelity® VIP Asset Manager Portfolio (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.60%	(14.94)%	3.75%	5.66%
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.85%	(26.49)%	8.39%	11.15%
Large Value	[1]Fidelity® VIP Equity-Income PortfolioSM (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.51%	(4.96)%	8.16%	10.19%
Large Value	Fidelity® VIP Equity-Income PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.76%	(5.25)%	7.88%	9.91%
Target Date	Fidelity® VIP Freedom Fund 2010 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.65%	(13.66)%	2.55%	4.68%
Target Date	Fidelity® VIP Freedom Fund 2020 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.73%	(15.97)%	3.47%	5.79%

GLOSSARY                                             TABLE OF CONTENTS

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Target Date	Fidelity® VIP Freedom Fund 2030 PortfolioSM (Service Class 2) - Fidelity Management & Research Company LLC (FMR)	0.79%	(17.09)%	4.34%	7.22%
Money Market	[5]Fidelity® VIP Government Money Market Portfolio (Service Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.34%	1.36%	1.02%	0.58%
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.86%	(14.97)%	5.68%	9.69%
Large-Cap Growth	*Fidelity® VIP Overseas Portfolio (Initial Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.77%	(24.48)%	2.61%	5.74%
Large-Cap Value	Franklin Income VIP Fund (Class 2) - Franklin Advisers, Inc.	0.71%	(5.47)%	4.30%	5.51%
Large-Cap Value	Franklin Mutual Global Discovery VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	1.18%	(4.75)%	3.66%	6.60%
Large-Cap Value	*Franklin Mutual Shares VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.94%	(7.43)%	3.15%	6.73%
Small-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.91%^	(10.06)%	5.48%	9.09%
Multisector Bond	Franklin Strategic Income VIP Fund (Class 1) - Franklin Advisers, Inc.	0.81%^	(10.46)%	0.21%	1.56%
Global/International	*Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.09%^	(7.61)%	(1.97)%	1.47%
Global/International	*Templeton Global Bond VIP Fund (Class 2) - Franklin Advisers, Inc.	0.77%^	(4.95)%	(2.32)%	(0.78)%
Large-Cap Value	*Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%^	(11.50)%	(0.76)%	4.05%
Large-Cap Blend	Hartford Balanced HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.66%	(13.42)%	6.11%	8.19%
Large-Cap Blend	[4]Hartford Capital Appreciation HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.67%	(15.30)%	7.68%	10.89%
Large-Cap Growth	Hartford Disciplined Equity HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.59%	(18.96)%	9.56%	13.12%
Large-Cap Value	Hartford Dividend and Growth HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.65%	(8.93)%	9.54%	12.19%
Global/International	Hartford International Opportunities HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.75%	(18.14)%	1.78%	5.13%
Mid-Cap Blend	[2]Hartford MidCap HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.72%	(24.30)%	5.06%	10.93%
Small Cap Growth	[3]Hartford Small Company HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.79%	(30.94)%	7.43%	10.10%
Large-Cap Blend	Hartford Stock HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.51%	(5.14)%	11.73%	12.98%
Fixed Income	Hartford Total Return Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.50%	(14.21)%	0.34%	1.50%
Fixed Income	Hartford Ultrashort Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.43%	(0.17)%	1.09%	N/A
Large Growth	Invesco V.I. American Franchise Fund (Series I) - Invesco Advisers, Inc.	0.86%	(31.11)%	7.66%	11.64%
Mid-Cap Value	Invesco V.I. American Value Fund (Series II) - Invesco Advisers, Inc.	1.14%	(2.86)%	6.32%	8.60%
Balanced	Invesco V.I. Balanced-Risk Allocation Fund (Series I) - Invesco Advisers, Inc.	0.88%^	(14.35)%	2.19%	3.54%
Large-Cap Growth	*Invesco V.I. Capital Appreciation Fund (Series II) - Invesco Advisers, Inc.	1.05%^	(30.96)%	8.00%	10.81%

GLOSSARY                                             TABLE OF CONTENTS

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large Value	Invesco V.I. Comstock Fund (Series II) - Invesco Advisers, Inc.	1.00%	0.85%	7.76%	10.74%
Large Blend	*Invesco V.I. Core Equity Fund (Series I) - Invesco Advisers, Inc.	0.80%	(20.55)%	6.19%	8.30%
Mid-Cap Growth	*Invesco V.I. Discovery Mid Cap Growth Fund (Series I) - Invesco Advisers, Inc.	0.86%	(30.98)%	8.64%	11.83%
Global/International	Invesco V.I. EQV International Equity Fund (Series I) - Invesco Advisers, Inc.	0.91%	(18.31)%	1.52%	4.41%
World Large-Stock Growth	Invesco V.I. Global Fund (Series II) - Invesco Advisers, Inc.	1.06%	(31.94)%	2.59%	7.59%
Large Blend	Invesco V.I. Main Street Fund® (Series II) - Invesco Advisers, Inc.	1.05%^	(20.31)%	6.89%	10.49%
Mid-Cap Blend	*Invesco V.I. Main Street Mid Cap Fund® (Series I) - Invesco Advisers, Inc.	0.93%	(14.26)%	5.10%	7.99%
Small Blend	Invesco V.I. Main Street Small Cap Fund® (Series II) - Invesco Advisers, Inc.	1.12%	(16.04)%	6.74%	10.60%
Small Blend	Invesco V.I. Small Cap Equity Fund (Series I) - Invesco Advisers, Inc.	0.95%	(20.51)%	5.54%	8.33%
Multisector Bond	Lord Abbett Bond-Debenture Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.89%	(12.80)%	1.01%	3.65%
Large Blend	Lord Abbett Dividend Growth Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.99%^	(13.55)%	8.60%	11.21%
Large Value	Lord Abbett Growth and Income Portfolio (Class VC) - Lord, Abbett & Co. LLC	0.94%	(9.44)%	6.19%	9.80%
Large Blend	MFS® Investors Trust Series (Initial Class) - Massachusetts Financial Services Company	0.78%^	(16.49)%	8.44%	11.43%
Small Growth	MFS® New Discovery Series (Initial Class) - Massachusetts Financial Services Company	0.87%^	(29.76)%	7.81%	9.99%
Intermediate Core-Plus Bond	MFS® Total Return Bond Series (Initial Class) - Massachusetts Financial Services Company	0.53%^	(13.93)%	0.19%	1.39%
Intermediate Core-Plus Bond	MFS® Total Return Series (Initial Class) - Massachusetts Financial Services Company	0.61%^	(9.58)%	5.18%	7.34%
Large Value	MFS® Value Series (Initial Class) - Massachusetts Financial Services Company	0.69%^	(5.91)%	7.35%	11.05%
Mid-Cap Growth	Morgan Stanley VIF Discovery Portfolio (Class II) - Morgan Stanley Investment Management Inc.	1.05%^	(62.97)%	5.10%	7.87%
Large-Cap Blend	*Putnam VT Core Equity Fund (Class IA) (formerly Putnam VT Multi-Cap Core Fund) - Putnam Investment Management, LLC / Putnam Investments Limited	0.69%	(15.54)%	9.77%	12.84%
Multisector Bond	*Putnam VT Diversified Income Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.82%^	(2.06)%	0.08%	1.94%
Multisector Bond	Putnam VT Diversified Income Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.07%^	(2.35)%	(0.17)%	1.70%
Large-Cap Growth	*Putnam VT Emerging Markets Equity Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	1.11%^	(27.24)%	(1.75)%	3.09%
Global/International	Putnam VT Focused International Equity Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.81%^	(17.99)%	2.61%	7.00%
Balanced	*Putnam VT George Putnam Balanced Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.67%	(15.82)%	6.09%	8.14%
Large-Cap Blend	*Putnam VT Global Asset Allocation Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.86%^	(15.82)%	3.40%	6.79%

GLOSSARY                                             TABLE OF CONTENTS

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large-Cap Blend	*Putnam VT Global Health Care Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.76%	(4.44)%	11.66%	13.35%
Money Market	*[5]Putnam VT Government Money Market Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.46%	1.29%	0.95%	0.53%
Mid-Cap Value	Putnam VT High Yield Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.74%	(11.37)%	1.67%	3.48%
Income	Putnam VT Income Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.61%	(13.48)%	(0.25)%	1.42%
Global/International	Putnam VT International Equity Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.86%	(14.58)%	1.27%	4.77%
Global/International	*Putnam VT International Value Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC	0.90%	(6.70)%	2.23%	4.45%
Large-Cap Growth	Putnam VT Large Cap Growth Fund (Class IA) (formerly Putnam VT Growth Opportunities Fund) - Putnam Investment Management, LLC / Putnam Investments Limited	0.66%	(30.36)%	10.88%	14.00%
Large-Cap Value	*Putnam VT Large Cap Value Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.57%	(2.87)%	9.53%	12.04%
Large-Cap Value	Putnam VT Large Cap Value Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	0.82%	(3.13)%	9.26%	11.76%
Small-Cap Growth	*Putnam VT Small Cap Growth Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.14%^	(28.30)%	7.48%	9.02%
Small-Cap Value	Putnam VT Small Cap Value Fund (Class IB) - Putnam Investment Management, LLC / Putnam Investments Limited	1.03%	(12.98)%	4.72%	9.12%
Large-Cap Growth	Putnam VT Sustainable Leaders Fund (Class IA) - Putnam Investment Management, LLC / Putnam Investments Limited	0.66%	(22.72)%	10.76%	13.76%
^ The Fund’s annual current expense reflects temporary fee reductions.
* Closed to new and subsequent premium payments and transfers of Account Value.
1 Policies issued prior to October 3, 2005 receive this share class.
2 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after November 1, 2003. Fund remains open for investment to Policies issued before November 1, 2003.
3 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after August 2, 2004. Fund remains open for investment to Policies issued before August 2, 2004.
4 Fund closed to all premium payments and transfers of Account Value for all Policies issued on or after May 1, 2006. Fund remains open for investment to Policies issued before May 1, 2006.
5 In a low interest rate environment, yields for money market Funds , after deduction of Policy charges may be negative even though the Fund ’s yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a money market Sub-Account or participate in an asset allocation program where Account Value is allocated to a money market Sub-Account, that portion of your Account Value may decrease in value.

GLOSSARY                                             TABLE OF CONTENTS
APPENDIX B: State Availability Or Variations Of Certain Features And Riders
For Policies Issued On Or After December 1, 2003, as Stag Accumulator® II Variable Universal Life:

State	Feature or Rider	Availability or Variation
AL	Accidental Death Benefit Rider	Accidental Death Benefit Rider is not available.
CA	Waiver of Specified Amount Rider	Waiver of Specified Amount Rider is not available.
FL	Deduction Amount Waiver Rider	Deduction Amount Waiver Rider is not available.
	LifeAccess Accelerated Benefit Rider	LifeAccess Accelerated Benefit Rider is not available.
IL	No Lapse Guarantee	The No Lapse Guarantee is referred to as the Policy Coverage Protection Benefit.
MA	Accidental Death Benefit Rider	Accidental Death Benefit Rider is not available.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
NC	Deduction Amount Waiver Rider	Deduction Amount Waiver Rider is not available.
NJ	LifeAccess Accelerated Benefit Rider	LifeAccess Accelerated Benefit Rider is not available.
	Loans	There is no minimum loan amount.
OR	Front-End Sales Load	The current sales load is 5.75%. The maximum sales load is 7.75%.
PA	Accidental Death Benefit Rider	Accidental Death Benefit Rider is not available.
	Transfers	The minimum transfer amount is $25.
SD	LifeAccess Accelerated Benefit Rider	LifeAccess Accelerated Benefit Rider is not available.
TN	Loans	There is no minimum loan amount.
TX	Enhanced No Lapse Guarantee Rider	Enhanced No Lapse Guarantee Rider is not available.
	Lifetime No Lapse Guarantee Rider	Lifetime No Lapse Guarantee Rider is not available.
No Lapse Guarantee
At the time of reinstatement, the No Lapse Guarantee may also be reinstated if reinstatement occurs within three years after the termination date, provided: (a) the Policy is in force; (b) evidence of insurability satisfactory to us is furnished; (c) the No Lapse Guarantee was available on the termination date; and (d) premium sufficient to maintain the Policy and this rider in force for three months is paid.

	Transfers	The minimum transfer amount is $25.
VT	Child Insurance Rider	Child Insurance Rider is not available.
WA	LifeAccess Accelerated Benefit Rider	LifeAccess Accelerated Benefit Rider is not available.

B-1

GLOSSARY                                             TABLE OF CONTENTS
For Policies Issued Before December 1, 2003, as Stag Variable Life Artisan:

State	Feature or Rider	Availability or Variation
AL	Accidental Death Benefit Rider	Accidental Death Benefit Rider is not available.
	Premium Taxes	The state premium tax rate remains constant for all durations, county tax rate drops to zero in years 2 and after.
FL	Deduction Amount Waiver Rider	Deduction Amount Waiver Rider is not available.
IN	Loans	No minimum loan amount.
MA	Accidental Death Benefit Rider	Accidental Death Benefit Rider is not available.
	Death Benefit Guarantee	No Death Benefit Guarantee is only for 5 years.
	The Funds	If there are substantial and material changes in the investment policy of a Fund, and you object to such changes, you may exchange your Policy for a non-variable life insurance policy on the life of the insured offered by us or an affiliate.
MD	Death Benefit Guarantee	The Death Benefit Guarantee is referred to as No Lapse Guarantee.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
ND	Death Benefits	The Death Benefit will include a pro-rata refund of premium.
	Suicide Exclusion	If, within one year from the date of issue, the insured dies by suicide, while sane or insane, our liability will be limited to the premiums paid less Indebtedness and less any withdrawals. If, within one year from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance for the increase.
NJ	The Fixed Account	The Fixed Account is not available.
	Death Benefit Guarantee	The Death Benefit Guarantee is not available.
NC	Deduction Amount Waiver Rider	Deduction Amount Waiver Rider is not available.
OR	Front-End Sales Load	The current sales load is 5.75%. The maximum sales load is 7.75%.
	Transfers	The minimum transfer amount is $25.
PA	Accidental Death Benefit Rider	Accidental Death Benefit Rider is not available.
TN	Loans	There is no minimum loan amount.
TX	The Fixed Account	The Fixed Account is not available.
VT	Loans	No minimum loan amount.
	The Funds	If there are substantial and material changes in the investment policy of a Fund, and you object to such changes, you may exchange your Policy for a non-variable life insurance policy on the life of the insured offered by us or an affiliate.
B-2

GLOSSARY                                             TABLE OF CONTENTS
APPENDIX C: Policies Issued Before December 1, 2003, as Stag Variable Life Artisan
Policies issued prior to December 1, 2003, were sold under the name of Stag Variable Life Artisan. If you purchased your Policy prior to December 1, 2003, this Appendix contains Policy variations that may apply to you.
KEY INFORMATION
The following subsections of the Key Information table are replaced:

Charges For Early Withdrawals
If you withdraw money from the Policy within the first 15 Policy Years, you may be assessed a surrender charge. The maximum surrender charge is set forth in your Policy equals 4% of Face Amount. The charge applies to surrenders, lapses, withdrawals that cause the Face Amount to fall below the initial Face Amount, and reductions in Face Amount to an amount lower than the initial Face Amount. The maximum charge on a withdrawal that reduces the Face Amount by $100,000 is $4,000. For more information, please refer to the Surrender Charge subsection of this Appendix.

Policy Lapse
Death Benefits will not be paid if the Policy has lapsed. During the first Policy Year, the Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. During the second Policy Year, the Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness less half of the surrender charge for the second Policy Year is not sufficient to cover the Monthly Deduction Amount. During the third Policy Year and thereafter, the Policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Policy to lapse.
We will keep your Policy in force for the 61-day grace period following the date your Policy goes into default. However, if we have not received the required premiums (specified in your lapse notice) by the end of the grace period, the Policy will terminate, unless the Death Benefit Guarantee is in effect. If the insured dies during the grace period, we will pay the death proceeds.
A Policy that lapses may be reinstated within five years after termination if you submit satisfactory evidence of insurability to us, any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the grace period; and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated. For more information please refer to the LAPSE AND REINSTATEMENT section of this Appendix.

Optional Benefits
As a Policy Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as "riders" to the Policy. Riders are generally only available at Policy issuance, unless noted otherwise.
Rider benefits will no longer be available if the Policy lapses. Some riders are not available in conjunction with other riders and other restrictions may apply. Some riders described in this prospectus, such as the Waiver of Specified Amount Disability Benefit Rider and the Accidental Death Benefit Rider are subject to benefit limitations and eligibility requirements.
Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Policy, please refer to the RIDERS section of this Appendix.

GLOSSARY                                             TABLE OF CONTENTS
OVERVIEW OF THE POLICY
Policy Features
The following is added to the Death Benefit subsection:
•Death Benefit Option D (Decreasing Option) is not available;
The following is added to the Withdrawal subsection:
•Withdrawals may be subject to a surrender charge.
FEE TABLE
The following replaces the FEE TABLE section:
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications Pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make a withdrawal from the Policy, or transfer Cash Value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)(1)	When premium payments are made	2% of premiums
Premium Taxes(2)	When premium payments are made	4% of premiums
Federal Tax Charge(2)	When premium payments are made	1.25% of premiums
Maximum Administrative Expense Surrender Charge(3) Minimum and maximum per $1,000 of initial Face Amount	Upon lapse, surrender, or decrease in Face Amount below the initial Face Amount	Maximum Charge:	$5
		Minimum Charge:	$3
		Initial charge for a representative insured(4):	$5
Maximum Sales Surrender Charge(3) Per $1,000 of initial Face Amount	Upon lapse, surrender, or decrease in Face Amount below the initial Face Amount	Maximum Charge:	$35
		Minimum Charge:	$0
		Initial charge for a representative insured(4):	$5
Transfer Fee(5)	Upon each transfer after the first transfer in any month	$25
Withdrawal Charge(5)	Upon withdrawal	$10
(1)Sales loads may be different in your state.
(2)The premium tax charge is a percentage of premiums paid for taxes assessed against us by a state and/or other governmental entities and varies by state and municipality of residence. The Federal Tax Charge is a percentage of premiums paid to cover the estimated costs to us of the federal income tax treatment of the Policy’s deferred acquisition costs under Section 848 of the Code.
(3)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453. The surrender charge applies if: (1) you surrender your Policy during the first 15 years; (2) if you decrease the Face Amount below the initial Face Amount during the first 15 years; and (3) if the Policy lapses during the first 15 Policy Years . Any decrease in the Face Amount resulting from a withdrawal may result in a partial surrender charge .
(4)Representative insured is male , 38-year-old, underwritten as preferred non-nicotine.
(5)Not currently being assessed.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance Charge(1)(8) Minimum and maximum charge per $1,000 of the Net Amount at Risk	Monthly	Maximum Charge:	$25.94
		Minimum Charge:	$0.06
		Charge for a representative insured:(2)	$0.17

GLOSSARY                                             TABLE OF CONTENTS

Mortality and Expense Risk Charge A percentage of Account Value	Monthly	Maximum Charge:	0.07%(3)
Monthly Administrative Charge(4)	Monthly	Maximum Charge:	$25
Net Interest on Loan(5) As a Percentage of Policy Indebtedness	Monthly	Maximum Charge:	2%
Optional Benefits Charges:
Waiver of Specified Amount Disability Benefit Rider(6) Per $1 of the specified amount	Monthly	Maximum Charge:	$0.20
		Minimum Charge:	$0.04
		Charge for a representative insured:(2)	$0.04
Deduction Amount Waiver Rider(6) Percentage of the Monthly Deduction Amount	Monthly	Maximum Charge:	34.5%
		Minimum Charge:	6.9%
		Charge for a representative insured:(2)	9.2%
Accidental Death Benefit Rider(6) Per $1,000 of the coverage amount	Monthly	Maximum Charge:	$0.18
		Minimum Charge:	$0.08
		Charge for a representative insured:(2)	$0.09
Yearly Renewable Term Life Insurance Rider(6)(7) Per $1,000 of the coverage amount	Monthly	Maximum Charge:	$25.94
		Minimum Charge:	$0.06
		Charge for a representative insured:(2)	$0.17
(1)The charge varies based on individual characteristics of the insured, including Net Amount at Risk, gender, age, Policy Year , and underwriting class. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453. The highest cost of insurance rate is for an insured who is a male standard Attained Age 94.
(2)Representative insured is male , 38-year-old, underwritten as preferred non-nicotine.
(3)The maximum charge is 0.07% in Policy Years 1-10 and 0.04% thereafter. The current charge is 0.07% in Policy Years 1-10 and 0.02% thereafter.
(4)The maximum charge is $25 in the first Policy Year , $10 in Policy Years 2-10, and $7.50 in Policy Years 11 and later.
(5)During Policy Years 1-10, the loan interest rate is 6% for all Indebtedness. A loan taken in Policy Years 11 and later has an effective annual interest rate of 5% for non-preferred loans and 4% for preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 4% in all years.
(6)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453.
(7)There is a monthly issue charge for this rider during the 1st Policy Year if it is not on the base insured. This charge varies based on individual characteristics. The Maximum Charge is $35 per month, the Minimum Charge is $8.25, and the Charge for a representative insured is $21.
(8)Net Amount at Risk is the difference between the Death Benefit and the Account Value.

The next item shows the minimum and maximum total operating expenses charged by the fund companies that you may pay periodically during the time that you own the Policy. A complete list of fund companies available under the Policy, including their annual expenses, may be found at the back of this document, in APPENDIX A.

Annual Fund Company Expenses	Minimum	Maximum
Expenses that are deducted from fund company assets, including management fees, distribution, and/or service (12b-1) fees and other expenses.	0.14%	1.85%
PRINCIPAL RISKS OF INVESTING IN THE POLICY
The following replaces the Withdrawals paragraph of the PRINCIPAL RISKS OF INVESTING IN THE POLICY section:
Withdrawals — Withdrawals may significantly affect current and future Account Values, will reduce your Policy’s Death Benefit , may increase the risk of Policy lapse, and a withdrawal charge. Withdrawals that cause the Face Amount to fall below the initial Face Amount may be subject to a surrender charge .

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GENERAL DESCRIPTIONS OF TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
The following replaces The Fixed Account subsection:
The Fixed Account
The Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure. Amounts in the Fixed Account are part of our general account. The general account consists of all assets owned by us other than those in the Separate Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Policy Owners do not share in the investment experience of those assets.
The Fixed Account credits at least 4 % per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 4%. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
CHARGES AND DEDUCTIONS
The following replaces the CHARGES AND DEDUCTIONS section:
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and for a premium tax charge. The amount allocated after the deduction is called your Net Premium.
Deductions from Account Value
Each month we will deduct an amount from your Account Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction Amount and equals the sum of:
•the charge for the cost of insurance;
•the mortality and expense risk charge;
•the monthly administrative charge; and
•the charges for additional benefits provided by rider, if any.
We will deduct the Monthly Deduction Amount on a Pro Rata Basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.
Front-End Sales Load
We deduct a front-end sales load from each premium you pay. The current sales load for all premiums is 2 % in Policy Years 1 through 10. The front-end sales load may be used to cover expenses related to the sale and distribution of the Policies. Thereafter, the front-end sales load is currently 0%. We reserve the right to charge a maximum of 2% .
Premium Tax Charge and Federal Tax Charge
We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entities. The range of such charge generally is between 0% and 5%. This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
We also deduct a 1.25% charge from each premium payment to cover the estimated costs to us of the federal income tax treatment of the Policy’s deferred acquisition costs under Section 848 of the Internal Revenue Code. We have determined that such federal tax charge is reasonable in relation to our increased federal income tax burden resulting from the receipt of premiums. We must factor in the federal tax charge when computing the maximum sales load.
Cost of Insurance Charge
The cost of insurance charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying Death Benefits . The charge for the cost of insurance equals:
•the cost of insurance rate per $1,000, multiplied by
•the Net Amount at Risk, divided by
•$1,000.
On any Monthly Activity Date, the Net Amount at Risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount .
Cost of insurance rates are based on the age, sex, and rate class of the insured and the duration of the Policy. Cost of insurance rates will be determined on each Policy Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners’ Standard Ordinary

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Mortality Table (ALB), male or female , Smoker or Nonsmoker Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specifications Pages. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), male or female , Smoker or Nonsmoker Table, age last birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue age, sex, risk class and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Account Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your Policy’s Net Amount at Risk. Items which may affect the Net Amount at Risk include the amount and timing of premium payments, investment performance, fees and charges assessed, Policy loans and Death Benefit changes to the Face Amount.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining cost of insurance charges. The examples assume: (1) a $250,000 Face Amount; (2) total premiums paid of $10,000; (3) the Death Benefit meets the definition of life insurance test; and (4) a current monthly cost of insurance rate of $0.161667 per $1,000 of Net Amount At Risk.

Example Net Amount At Risk Scenarios (values rounded to the nearest cent)
Death Benefit Type	Death Benefit Amount	Account Value	Net Amount At Risk	Month’s Cost of Insurance Charge
Type A	$250,000	$5,000	$245,000	$39.61
Type A	$250,000	$15,000	$235,000	$37.99
Type B	$255,000	$5,000	$250,000	$40.42
Type B	$265,000	$15,000	$250,000	$40.42
Type C	$260,000	$5,000	$255,000	$41.23
Type C	$260,000	$15,000	$245,000	$39.61
Monthly Administrative Charge
We will assess a monthly administrative charge to reimburse us for administrative costs of your Policy. The current monthly administrative charge is $25 per month in Policy Year 1, $10 per month in Policy Year 2 through 10, and $5 per month thereafter, not to exceed $7.50 per month in Policy Years 11 and later. The sum of the monthly administrative charge and the administrative expense surrender charge will not exceed our costs for providing administrative services for the Policy.
Mortality and Expense Risk Charge
We deduct a mortality and expense risk charge each month from your Account Value. The mortality and expense risk charge for any Monthly Activity Date is equal to:
•the mortality and expense risk rate; multiplied by
•the portion of the Account Value allocated to the Sub-Account on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.
The current and maximum mortality and expense risk rate for Policy Years 1 through 10 is 0.80% per year (.07% per month). Thereafter, the current rate (the rate we are currently charging) is 0.25% per year (.02% per month), with a maximum mortality and expense risk rate of 0.50% per year (.04% per month).
The mortality and expense risk charge compensates us for mortality and expense risks assumed under the Policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the Policies exceed the administrative charges and sales loads collected. Talcott may keep any difference between the cost it incurs and the charges it collects.
Surrender Charges
A surrender charge is assessed against the Account Value if you surrender your Policy, if you decrease your Face Amount below the initial Face Amount, or if your Policy lapses. Any decrease in the Face Amount resulting from a withdrawal may result in a partial surrender charge. The surrender charge will apply during the first 15 Policy Years . It consists of: (1) an administrative expense surrender charge and (2) a sales surrender charge.
Administrative Expense Surrender Charge
The administrative expense surrender charge covers the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing Policy Applications , conducting medical examinations, determining insurability and the insured’s underwriting class, and establishing Policy records. The administrative expense surrender charge varies, based on the insured’s age

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on the date of issue and is expressed as a rate per $1,000 of initial Face Amount. Your sales representative can provide you with the actual administrative expense surrender charge that applies to your issue age.
The following table represents the administrative expense surrender charge for an insured age 45 on the date of issue. The amount of the administrative expense surrender charge remains level for five Policy Years . After the fifth Policy Anniversary , such charge decreases uniformly each month until the end of Policy Year 15, at which time it is zero.

Policy Year	Amount per $1,000 of Initial Face Amount	Policy Year	Amount per $1,000 of Initial Face Amount
1	$5.00	9	$3.18
2	$5.00	10	$2.73
3	$5.00	11	$2.27
4	$5.00	12	$1.82
5	$5.00	13	$1.36
6	$4.55	14	$0.91
7	$4.09	15	$0.45
8	$3.64	16	$0.00
The sum of the administrative expense surrender charge and the monthly administrative charge will not exceed our costs in providing administrative services. We do not expect to profit from the administrative expense surrender charge.
Sales Surrender Charge
The sales surrender charge covers expenses relating to the sale and distribution of the Policy, including commissions paid to any sales personnel, the cost of preparing sales literature and other promotional activities. The sales surrender charge varies, based on the insured’s age on the date of issue and is expressed as a rate per $1,000 of initial Face Amount. Your sales representative can provide you with the actual sales surrender charge that applies to your issue age.
The following table represents the sales surrender charge for an insured age 45 on the date of issue. The amount of such charge remains level for five Policy Years . After the fifth Policy Anniversary , the sales surrender charge decreases uniformly each month until the end of Policy Year 15, at which time it is zero.

Policy Year	Amount per $1,000 of Initial Face Amount	Policy Year	Amount per $1,000 of Initial Face Amount
1	$7.00	9	$4.45
2	$7.00	10	$3.82
3	$7.00	11	$3.18
4	$7.00	12	$2.55
5	$7.00	13	$1.91
6	$6.36	14	$1.27
7	$5.73	15	$0.64
8	$5.09	16	$0.00
Transaction Charges
•We may charge up to $10 for each partial withdrawal. We are currently not assessing a withdrawal charge.
•We may charge an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing administrative transfer fee .
Charges for Rider Coverage
If your Policy includes the following riders, there is a separate charge for each to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a complete description of the riders available, see RIDERS section below.
•Waiver of Specified Amount Disability Benefit Rider – We deduct a monthly charge for this rider which credits the Policy with an amount specified in your Policy if the insured becomes totally disabled. The charge ranges from $0.04 to $0.199 per $1 of the specified amount. The charge is based on issue age and sex of the insured and is charged until the rider terminates after the insured reaches Attained Age 65.
•Deduction Amount Waiver Rider – We deduct a monthly charge for this rider which waives the Monthly Deduction Amount of your Policy while the insured is totally disabled. The charge ranges from 6.9% to 34.5% of the Monthly Deduction Amount and is charged until the rider terminates after the insured reaches attained at age 65.

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•Accidental Death Benefit Rider – We deduct a monthly charge for this rider which pays a specified amount when the insured dies under accidental circumstances. The charge ranges from $0.083 to $0.18 per $1,000 of the Net Amount at Risk and is charged until the rider terminates following the insured’s 70th birthday.
•Yearly Renewable Term Life Insurance Rider – We deduct a monthly charge for this rider which provides term life insurance coverage on the life of the insured. The charge ranges from $0.05667 to $25.939167 per $1,000 of the Net Amount at Risk and is charged until the insured reaches Attained Age 95.
Fund Expenses
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.
Net Interest on Loans
Interest will accrue daily on the Indebtedness at the Policy loan rate. The net interest on loans reflects the net difference between the interest rates charged and credited. A loan taken during the first 10 Policy Years , has an effective annual interest rate of 6% . A loan taken in Policy Years 11 and later has an effective annual interest rate of 5% for non-preferred loans and 4 % for preferred loans. All loans have an effective annual interest credit equal to 4% .
Allocation of Charges Option
You may provide us with written instructions to re-direct the deduction of your Policy’s Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a Pro Rata Basis from each available Sub-Account and the Fixed Account.
Commissions Paid To Broker-Dealers
As compensation for selling the Policies, Pruco Securities pays to broker-dealers a commission of up to 120% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 4% of all such premiums in Policy Years two through ten and up to 2.5% of all such premiums in years eleven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
OTHER GENERAL POLICY PROVISIONS
The following subsection is added to the OTHER GENERAL POLICY PROVISIONS section:
Right to Exchange a Policy
During the first 24 months after its issuance, you may exchange your Policy for a non-variable life insurance Policy on the life of the insured offered by us or an affiliate. No evidence of insurability will be required. The new Policy will have a Net Amount at Risk which equals or is less than the Net Amount at Risk in effect on the date of exchange. Premiums under the new Policy will be based on the same risk classifications as the Policy for which the new Policy was ex-changed. An exchange of a Policy under such circumstances should be a tax-free transaction under Section 1035 of the Code.
DEATH BENEFITS
Death Benefit Options
The following sentence is added to the Death Benefit Options subsection:
If your Policy was issued before December 1, 2003, Death Benefit Option D (Decreasing Option) is not available.
Changing the Death Benefit Option
The following sentence is added to the Changing the Death Benefit Option subsection:
If your Policy was issued before December 1, 2003, Death Benefit Option D (Decreasing Option) is not available.
Increasing or Decreasing the Face Amount
The following is added to the Increasing or Decreasing the Face Amount subsection:
If you ask to decrease your Face Amount below the initial Face Amount, a surrender charge may be assessed, equal to:
•the surrender charge applicable to the current Policy Year ; multiplied by
•the percentage described below.
The percentage used to determine the surrender charge will be calculated by:
•subtracting the requested Face Amount from the lowest Face Amount prior to the request; and
•dividing that difference by the lowest Face Amount prior to the request.

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The surrender charge assessed will be deducted from your Account Value on the Monthly Activity Date effective for the decrease.
Death Claim Settlement Options
The following replaces the Death Claim Settlement Options subsection:
Proceeds from your Policy may be paid in a lump sum or may be applied to one of the available settlement options listed in your Policy. At the time proceeds are payable, the beneficiary can select the method of payment.
Pathways Program Option — If the Death Benefit payment is $10,000 or greater, the beneficiary may elect to have their death proceeds paid through our Pathways Program. Under the Pathways Program, the proceeds remain in our general account and the beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The beneficiary can write one draft for the total amount of the payment, or keep the money in the general account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit proceeds to the general account. Any interest paid to the beneficiary (Account holder) will be taxable to the beneficiary (Account holder) in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the beneficiary (Account holder) and we may make a profit from the difference.
Other Settlement Options — The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
First Option — Interest Income
Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.
Second Option — Income of Fixed Amount
Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.
Third Option — Payments for a Fixed Period
An amount payable monthly for the number of years selected, which may be from one to 30 years.
Fourth Option — Life Income
•Life Annuity — An annuity payable monthly during the life-time of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.
•Life Annuity with 120 Monthly Payments Certain — An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.
The Policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.
Other arrangements for income payments may be agreed upon.
Benefits at Maturity
The following replaces the Benefits at Maturity subsection:
If the insured is living on the maturity date, we will pay the Cash Surrender Value to you upon surrender of the Policy to us. On the maturity date, the Policy will terminate and we will have no further obligations under the Policy, unless the Maturity Date Extension Rider was chosen subject to its conditions.

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OTHER BENEFITS AVAILABLE UNDER THE POLICY
The following replaces the OTHER BENEFITS AVAILABLE UNDER THE POLICY section:
In addition to the standard Death Benefit (s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE of this Appendix.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Death Benefit Guarantee	Guarantees that your Policy remains in force, regardless of the investment performance of the Sub-Accounts.	Standard
The Death Benefit Guarantee is only available if:
•The Policy is in the first 10 Policy Years (except in certain states where a period less than 10 years may apply); and
•On each Monthly Activity Date during the first 10 Policy Years the cumulative premium paid into the Policy, less Indebtedness and less any withdrawals, equals or exceeds the Cumulative Death Benefit Guarantee Premium on that date.

Dollar Cost Averaging program	Allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account.	Standard	•If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.
Static Asset Allocation Models	Allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives.	Standard	•These model portfolios do not include the Fixed Account. •You may participate in only one model portfolio at a time.
Asset Rebalancing	Allows you to select the Sub-Accounts and the percentages you want allocated to each Sub-Account, to meet your investment needs.	Standard	•You may participate in only one model at a time.
Waiver of Specified Amount Disability Benefit Rider	We will credit the Policy with an amount specified in your Policy if the insured becomes totally disabled.	Optional
•This rider is only available at Policy issuance.
•Rider benefits may vary for individuals that become disabled between the ages of 60 and 65.
•The Benefit will not be credited to the Policy if disability results, directly or indirectly, wholly or partly, from: (a) willfully and intentionally self-inflicted injury; (b) service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or (c) sickness or disease which predated the Application for this rider.

Deduction Amount Waiver Rider	We will waive your Policy's Monthly Deduction Amount while the insured is totally disabled.	Optional
•This rider is only available at Policy issuance.
•Rider benefits are not available if insured becomes disabled after age 65.
•Rider benefits may vary for individuals that become disabled between the ages of 60 and 65.
•No Deduction Amount will be waived if disability results, directly or indirectly, wholly or partly, from: (a) willfully and intentionally self-inflicted injury; (b) service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or (c) sickness or disease which predated the Application for this rider.

Accidental Death Benefit Rider	We will pay a specified amount when the insured dies under accidental circumstances.	Optional
•This rider is only available at Policy issuance.
•This rider is not available when simplified underwriting is performed for the base Policy.
•The rider terminates following the insured’s 70th birthday.
•Benefit payments are subject to eligibility requirements.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Yearly Renewable Term Life Insurance Rider	We will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the rider.	Optional	•We may require proof of insurability before we issue this rider.
Maturity Date Extension Rider	We will extend the maturity date of the Policy to the date of the death of the insured, regardless of the age of the insured, and subject to certain Death Benefit and premium restrictions.	Optional
•If the Maturity Date of the Policy is extended, the Policy may not continue to be treated as a life insurance contract for federal income tax purposes and the Death Benefit may be taxable to the recipient.

DEATH BENEFIT GUARANTEE
The following replaces the NO LAPSE GUARANTEE section:
The Death Benefit Guarantee will keep your Policy in force, regardless of the investment performance of the Sub-Accounts, provided the following conditions are met:
•The Policy is in the first 10 Policy Years (except in certain states where a period less than 10 years may apply); and
•On each Monthly Activity Date during the first 10 Policy Years the cumulative premium paid into the Policy, less Indebtedness and less any withdrawals, equals or exceeds the Cumulative Death Benefit Guarantee Premium on that date.
If the Face Amount has not been increased or decreased, the Cumulative Death Benefit Guarantee Premium is the aggregate of:
•the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; and
•the current monthly Death Benefit Guarantee Premium shown on the Policy Specifications Pages .
The monthly Death Benefit Guarantee Premium will be adjusted to reflect any increases or decreases in the Face Amount during the Death Benefit Guarantee period. We will send you a schedule showing the new monthly Death Benefit Guarantee Premium required for this period and the Death Benefit Guarantee Premium received to date.
While the Death Benefit Guarantee is available, the Death Benefit will be the Face Amount, regardless of the selected Death Benefit option.
On every Monthly Activity Date during the Death Benefit Guarantee period, we will compare the cumulative premium payments received, less Indebtedness and less withdrawals, to the Cumulative Death Benefit Guarantee Premium for the Death Benefit Guarantee period in effect. If the cumulative premium payments received, less Indebtedness and less withdrawals, are less than the Cumulative Death Benefit Guarantee Premium, the Death Benefit Guarantee will be deemed to be in default as of that Monthly Activity Date and a Death Benefit Guarantee grace period of 61 days will begin. We will mail you and any assignee written notice of the amount of premium required to continue the Death Benefit Guarantee. The Death Benefit Guarantee will be removed from the Policy at the end of the grace period if we have not received the amount of premium required to continue such guarantee.
Loss of the Death Benefit Guarantee at the end of the Death Benefit Guarantee grace period does not automatically cause the Policy to terminate; however the Policy will terminate if the continued existence of the Death Benefit Guarantee was what was preventing the Policy from terminating.
RIDERS
The following replaces the RIDERS section:

You may add additional benefits to your Policy by electing one or more of the riders described below. Some riders involve additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider. Riders may not be available in all states and certain features may be subject to state variations. See APPENDIX B for more information.
Waiver of Specified Amount Disability Benefit Rider
Under this rider, if the insured becomes totally disabled, we will credit the Policy with a fixed dollar benefit in an amount specified in your Policy, for as long as the insured remains totally disabled. If the total disability begins before the Policy Anniversary after the insured’s 60th birthday and continues without interruption until the insured’s 65th birthday, the benefit will continue to be paid thereafter. If the total disability begins after the Policy Anniversary after the insured’s 60th birthday, the benefit will not continue beyond the later of the Policy Anniversary after the insured’s 65th birthday and two years after the total disability began. This will help keep your Policy in force if you fall behind on your premium payments. You choose the level of coverage when you select the

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rider. The charge for this rider will continue to be deducted during total disability until the rider terminates.
Total Disability and Totally Disabled means:
a).the insured is disabled due to bodily injury, sickness or disease incurred after the rider effective date;
b).the disability begins while the Policy and this rider are in force;
c).the disability is continuous for at least 6 months ("Waiting Period") and the Policy and this rider are in force at the end of the Waiting period;
d).during the first 24 months of such disability (including the Waiting Period), the insured is prevented from engaging in or performing the substantial and material duties of his or her own Regular Occupation. Regular Occupation means the insured's usual gainful work which the insured was engaged in or performing, for wage or salary, immediately prior to the date the disability began; and
e).after 24 months of such disability (including the Waiting Period), the insured is prevented from engaging in or performing the substantial and material duties of any occupation for wage or salary, which the insured is reasonably fitted by education, training, or experience.
The Benefit will not be credited to the Policy if disability results, directly or indirectly, wholly or partly, from:
a).willfully and intentionally self-inflicted injury;
b).service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or
c).sickness or disease which predated the Application for this rider.
Deduction Amount Waiver Rider
The costs of your Policy are deducted each month through the Monthly Deduction Amount . Under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy in force.
Total disability means a disability which:
a).results from bodily injury or disease;
b).begins while this Policy and this rider are in force;
c).has existed continuously for at least 6 months; and
d).prevents the insured from engaging in an occupation.
During the first 24 months of disability, occupation means the insured's regular occupation. Thereafter, occupation means that for which the insured is reasonably fitted by education, training or experience.
Rider benefits are not available if insured becomes disabled after age 65. If the total disability begins before the Policy Anniversary after the insured’s 60th birthday and continues without interruption until the insured’s 65th birthday, the benefit will continue to be paid thereafter. If the total disability begins after the Policy Anniversary after the insured’s 60th birthday, the benefit will not continue beyond the later of the Policy Anniversary after the insured’s 65th birthday and two years after the total disability began. The rider is only available at Policy issuance and there is a charge for this rider.
No Deduction Amount will be waived if disability results, directly or indirectly, wholly or partly, from:
a).willfully and intentionally self-inflicted injury;
b).service in the armed forces of any country or international authority at war, whether such war is declared or undeclared; or
c).sickness or disease which predated the Application for this rider.
Accidental Death Benefit Rider
Under this rider we will pay a fixed dollar benefit in an amount set forth in your Policy when the insured dies under accidental circumstances.
Accidental death means death which results, directly, and independently of all other causes, from accidental bodily injury and which occurs within 90 days after such injury.
This rider does not cover death resulting directly or indirectly, wholly or partly, from any of the following:
1.intentionally self-inflicted injury or suicide, while sane or insane;
2.bodily or mental infirmity, illness or disease or medical or surgical treatment therefore;
3.any infection not occurring as a direct consequence of an accidental bodily injury;
4.any act or incident of insurrection or war, declared or undeclared;
5.the insured's participation in a riot or commission of an assault or felony;
6.taking of drugs, sedatives, narcotics, barbiturates, amphetamines, or hallucinogens, unless prescribed for or administered to the insured by a licensed physician;
7.an accident caused by the insured's intoxication while operating a motor vehicle;
8.any poison or gas voluntarily or involuntarily taken or inhaled, except as a direct result of an occupational accident;
9.travel or flight in or descent from any aircraft if the insured is a pilot or member of the crew of such aircraft or if such aircraft is a military aircraft or is being operated for aviation training.

GLOSSARY                                             TABLE OF CONTENTS
You choose the level of coverage when you select the rider. The rider terminates following the insured’s 70th birthday. This rider is only available at Policy issuance.
Yearly Renewable Term Life Insurance Rider
You may purchase a Term Insurance Rider on yourself as a base insured or on your family members. Under this rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the rider. The rider provides a fixed dollar benefit in an amount set forth in your Policy. You may elect this rider when you purchase your Policy or on any Policy Anniversary . We may require proof of insurability before we issue this rider. If your Policy offers a No Lapse Guarantee, the Face Amount of the Term Insurance Rider is not covered by the No Lapse Guarantee.
In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy’s costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life Policy and the Policy’s Cash Surrender Value available to you may be higher because there are no surrender charges associated with the rider. Some Policy monthly charges do not apply to the Face Amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total Death Benefit over the life of the Policy. Under some funding scenarios where the minimum Death Benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total Death Benefit over the life of the Policy.
The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.
You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coverage in various combinations for your insurance protection needs.
Maturity Date Extension Rider
We will extend the maturity date to the date of the death of the insured, regardless of the age of the insured, subject to the following Death Benefit and premium restrictions.
After the scheduled Maturity Date:
1.The Death Benefit will be reduced to the Account Value.
2.The Account Value if any, will continue to be valued as described in the Policy.
3.Any Policy loans in effect on the Maturity Date will continue to accrue interest and become part of any Indebtedness .
4.We will take no future monthly deductions.
5.We will not accept any new future premium payments.
If the Maturity Date of the Policy is extended, the Policy may not continue to be treated as a life insurance contract for federal income tax purposes and the Death Benefit may be taxable to the recipient. You should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date. See Tax Treatment Of Policy Benefits.
POLICY VALUES
Withdrawals
The following paragraph is added to the Withdrawals subsection:
Additionally, a surrender charge , equal to the proportion of the current surrender charge represented by the amount of the withdrawal to the Account Value immediately prior to such withdrawal, will be deducted from the Account Value. Any decrease in the Face Amount resulting from a withdrawal may result in a partial surrender charge .
Loans
The following paragraph is added to the Loans subsection:
If your Policy was issued before December 1, 2003, any amounts in the Loan Account will be credited with interest at an annual rate of 4%.
LAPSE AND REINSTATEMENT
The following replaces the LAPSE AND REINSTATEMENT section:
During the first Policy Year, the Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. During the second Policy Year, the Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness less half of the surrender charge for the second Policy Year is not sufficient to cover the Monthly Deduction Amount. During the third Policy Year and thereafter, the Policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.

GLOSSARY                                             TABLE OF CONTENTS
A 61-day “grace period” will begin from the date of any Policy default. Upon default, we will mail you and any assignee written notice of the amount of premiums that will be required to continue the Policy in force. The premium required will be no greater than an amount that results in a Cash Surrender Value equal to three Monthly Deduction Amounts as of the date your Policy goes into default. If the insured dies during the grace period, we will pay the death proceeds.
Your Policy will terminate if we do not receive the required premium by the end of the grace period, unless the Death Benefit Guarantee is available. If the Death Benefit Guarantee is available and we have not received the required premium by the end of the grace period, your Death Benefit Guarantee will go into effect. While the Death Benefit Guarantee is in effect, the Death Benefit of your Policy will be reduced to the current Face Amount and all Policy riders will be terminated.
Prior to the death of the insured, a Policy may be reinstated prior to the maturity date, provided such Policy has not been surrendered for cash, and provided further that:
a).you request reinstatement in writing within five years after termination;
b).you submit satisfactory evidence of insurability to us;
c).any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and
d).you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the grace period; and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.
If the Policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount , then the Account Value on the reinstatement date equals:
•The Cash Value on the date of Policy termination; plus
•Net Premiums attributable to premiums paid at the time of Policy reinstatement; minus
•The Monthly Deduction Amounts that were due and unpaid during the grace period.
If the Policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:
•The Cash Value on the date of Policy termination; plus
•Net Premiums attributable to premiums paid at the time of Policy reinstatement; minus
•The Monthly Deduction Amounts that were due and unpaid during the grace period; plus
•The surrender charge at the time of reinstatement.
The surrender charge , if any, that will be assessed upon the surrender of any reinstated Policy, will be calculated based on the Policy duration from the original Policy Date and as though the Policy had never lapsed.

GLOSSARY                                             TABLE OF CONTENTS
GLOSSARY: Definitions Of Special Terms Used In This Prospectus
1933 Act: Refers to the Securities Act of 1933, as amended.
1940 Act: Refers to the Investment Company Act of 1940, as amended.
Account Value: The total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.
Application: A form or set of forms that must be completed and signed by the prospective Policy Owner and each insured before we can issue a Policy.
Attained Age: The insured's age on the Policy Date plus the number of years since then.
Benefit Net Amount at Risk: The Benefit Net Amount at risk equals the Policy Death Benefit plus any term insurance amount multiplied by the LifeAccess Specified Percentage minus the Policy Account Value.
Benefit Percentage: The percentage of the Eligible Amount used to calculate the accelerated benefit. This percentage is selected by you when the benefit is applied for and cannot be greater than 100%. The Benefit Percentage is set at issue.
Benefit Period: A period of time not to exceed twelve consecutive months. Such period begins on the later of: (a) the date we approve a request for an accelerated benefit; and (b) the date all conditions for eligibility of benefit payments have been satisfied, and ends on the earlier of: (a) the end of twelve consecutive months; and (b) the date benefit payments end as described under the When Benefit Payments End provision.
Cash Surrender Value: The Cash Value less all Indebtedness.
Cash Value: The Account Value less any applicable surrender charges.
Cognitive Impairment: The deterioration or loss of the insured’s intellectual capacity which is confirmed by a Licensed Health Care Practitioner and measured by clinical evidence and standardized tests that reliably measure the insured’s impairment in: short or long term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.
Company (Issuing Company): Talcott Resolution Life and Annuity Insurance Company. The name of the company that issues your Policy appears on the Policy.
Cumulative No Lapse Guarantee Premium: The premium required to maintain the No Lapse Guarantee. Initially, the Cumulative No-Lapse Guarantee Premium is the No-Lapse Guarantee Premium. On each Monthly Activity Date thereafter, the Cumulative No-Lapse Guarantee Premium is: (a) the Cumulative No-Lapse Guarantee Premium on the previous Monthly Activity Date; plus (b) the current No-Lapse Guarantee Premium.
Death Benefit: While the Policy is in force and when the insured dies, this is the amount we will pay, assuming no Indebtedness.
Designated Address: Our address for receiving premium payments and other Policy holder requests.
The Designated Address for sending premium payments is the address on your bill or Policy Owner Services, P.O. Box 9001970, Louisville, TN 40290-1970.
The Designated Address for sending all other Policy holder transactions is to Policy Owner Services, P.O. Box 305034, Nashville, TN 37230-5034.
Diminished Life Expectancy: A Physician has certified that the Specified Insured has an illness or medical condition that is reasonably expected to result in the death of the Specified Insured within 12 months or less from the date of the certification.
Eligible Amount: Under the Accelerated Death Benefit Rider for Terminal Illness, the Eligible Amount equals the current Face Amount of the Policy and any term insurance rider covering the Specified Insured attached to the Policy that is not within two years of expiry. Under the LifeAccess Accelerated Benefit Rider, the Eligible Amount equals the current Death Benefit plus any term insurance amount covering the insured under the Policy.
Face Amount: An amount we use to determine the Death Benefit . On the Policy Date , the Face Amount equals the initial Face Amount shown in your Policy. Thereafter, it may change under the terms of the Policy.
Fixed Account: Part of our general account to which all or a portion of the Account Value may be allocated.
Funds: The registered open-end management companies in which assets of the Separate Account may be invested. The Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These Funds may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some Funds may involve certain risks and may not be appropriate for all investors.
Good Order: Means all necessary documents and forms are complete and in our possession.
Indebtedness: All loans taken on the Policy, plus any interest due or accrued minus any loan repayments.
Internal Revenue Code: The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Licensed Health Care Practitioner: Any physician (as defined in section 1861(r)(1) of the Social Security Act) and any registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of Treasury. The Licensed Health Care Practitioner: (1) must be acting within the scope of his or her license in the state of licensure when providing Written Certification or Written Re-Certification required by this rider; and (2) may not be you, the insured, or your or the insured’s immediate family. Licensed Health Care Practitioners that provide Diagnosis and Treatments to insured, must reside inside the United States.
LifeAccess Specified Percentage: Equals 100% of the Eligible Amount, unless you have elected Death Benefit Option A at the time of application for the LifeAccess Accelerated Death Benefit rider, in which case you may have selected a percentage at that time, such percentage not to exceed 100% or result in a Lifetime Benefit Amount of less than our minimum rules then in effect. The LifeAccess Specified Percentage is shown in the Additional Benefits and Rider section of the Policy Specifications Pages and will remain fixed for the life of the rider.
Lifetime Benefit Amount: The maximum amount that may be accelerated during the lifetime of the insured and while the rider remains in effect. The Lifetime Benefit Amount is equal to: the Eligible Amount times the Life Access Specified Percentage.
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GLOSSARY                                             TABLE OF CONTENTS
Acceleration of benefits will reduce the Lifetime Benefit Amount in accordance with the Impact of Rider Benefits on Policy and Rider provision. In addition, transactions made under the Policy, such as Face Amount increases and decreases and loans, will impact the Eligible Amount in the same manner that such transactions impact the Policy’s Death Benefit.
Loan Account: An account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.
Maturity Date: The date on which your Policy matures and your Policy terminates.
Maximum Monthly Benefit: The maximum amount you are eligible to receive on a monthly basis upon our approval of your request.
Monthly Activity Date: The Policy Date and the same date in each succeeding month as the Policy Date . However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Monthly Benefit Amount: The adjusted amount payable to you on a monthly basis upon our approval of your request, such amount never to exceed the Maximum Monthly Benefit.
Monthly Deduction Amount: The amount we will deduct each month from your Account Value to pay for the benefits provided by your Policy.
Net Amount at Risk: The difference between the Death Benefit and the Account Value.
Net Premium: The amount of premium credited to Account Value. It is premium paid minus the sales load and tax charge.
No Lapse Guarantee: A Policy feature that guarantees your Policy will not lapse regardless of Account Value as long as you meet the requirements of the guarantee.
No Lapse Guarantee Period: The length of time that the No Lapse Guarantee is available.
No Lapse Guarantee Premium: The amount of monthly premium required to keep the No Lapse Guarantee available, as shown in the Policy Specifications Pages, and used to calculate the Cumulative No Lapse Guarantee Premium.
Physician: A doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the State in which he performs such function or action. For purposes of this definition, a “State” means each of the United States of America, the District of Columbia and the Commonwealth of Puerto Rico. The Physician may not be the Specified Insured, a member of the Specified Insured’s immediate family or the Owner of the Policy.
Plan of Care: A written plan for care designed especially for the insured by a Licensed Health Care Practitioner specifying the Services needed by the Chronically Ill insured.
Planned Premium: The amount that the Policy Owner intends to pay.
Policy: A legal contract between the Policy Owner and Talcott Resolution Life and Annuity Insurance Company that provides a Death Benefit payable to the beneficiary upon death of the insured in accordance with the Policy.
Policy Anniversary: The same date as the Policy Date in each later year.
Policy Date: The date the Policy is effective, as specified in the Policy.
Policy Owner: The owner or entity named as such in the Application whom has all the rights stated in this Policy while the insured is living. You, your.
Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.
Primary Insured: The "proposed insured 1" named in the Application.
Proof of Diminished Life Expectancy: You must supply Proof of Diminished Life Expectancy, without expense to us, with each request for an accelerated payment of the Death Benefit . Proof must include, but is not limited to, a statement by a Physician attesting to the Specified Insured’s life expectancy, and must be in writing and satisfactory to us.
Pro Rata Basis: An allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.
Separate Account: An account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the Policy belongs from our other assets. The Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company (the “Account” or the “Registrant”).
Sub-Account: A subdivision of the Separate Account.
Substantial Assistance: Stand-by or hands-on assistance from another person without which the insured receiving such assistance would be unable to perform the Activity for Daily Living. Stand-by assistance means the presence of another person within arm’s reach of the insured that is necessary to prevent, by physical intervention, injury to the insured while he/she is performing the Activity for Daily Living. Hands-on assistance means the direct physical assistance of another p erson.
Valuation Day: The date on which a Sub-Account is valued. This occurs every day the NYSE is open for trading. Values of each Sub-Account are determined as of the close of the NYSE , generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the NYSE from one Valuation Day to the next.
We, us, our: Talcott Resolution Life and Annuity Insurance Company, or Prudential Insurance Company of America in its capacity as administrator, as the case may be.
Written Certification: Written documentation obtained by you, at your or the insured’s expense, from a Licensed Health Care Practitioner certifying that the insured is Chronically Ill as defined herein and specifying that Services are likely to be needed for the rest of the insured’s life. Such Written Certification must have been made within the 12-month period preceding the date of each request for an accelerated benefit.
Written Re-Certification: Written Certification that we will require from you at least annually prior to the start of each Benefit Period following the initial Benefit Period in order for you to be eligible for an accelerated benefit payment in such subsequent Benefit Period, provided all other conditions for eligibility for benefit payments are met. Such Written Re-Certification must have been made within the 12-month period preceding the date of each request for an accelerated benefit.
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Where You Can Find More Information
The statement of additional information ("SAI") is incorporated by reference, therefore is legally a part of this prospectus, and both are filed are filed with the SEC under the Securities Act of 1933, Registration No. 333-07471. The SAI contains reports and additional information about the Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company. The SEC maintains a website (http://www.sec.gov) that contains reports and other information about the Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-231-5453 to ask us questions, request information about the Policy, and obtain copies of the SAI and personalized illustrations or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com/productperformance, or request a copy by writing to us at: Talcott Resolution, P.O. Box 305034, Nashville, TN 37230-5034.

EDGAR Class/Contract Identifier: C000008330
Investment Company Act of 1940: Registration No. 811-07329

STATEMENT OF ADDITIONAL INFORMATION

STAG ACCUMULATOR® II VARIABLE UNIVERSAL LIFE
Policies issued prior to December 1, 2003, were sold under the name of Stag Variable Life Artisan
SEPARATE ACCOUNT VL I OF TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: 800 -231-5453

This statement of additional information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 800 -231-5453 or go to www.policyowner-services.com/productperformance.
The date of this statement of additional information and of the related prospectuses is May 1, 2023 .
Talcott Resolution Life and Annuity Insurance Company no longer offers these Policies for sale.

GENERAL INFORMATION AND HISTORY
Description of Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company ("Talcott", "TLA", "the Company", “us”, “we”, or “our”) is a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company (formerly named Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Effective September 1, 2023, our corporate offices will be located at 1 American Row, Hartford, CT 06103. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution Life Insurance Company.

Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
We have established as a Separate Account, the Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company (the “Account” or the “Registrant”) to hold the assets that are associated with the Policies. The Account was established on June 8, 1995 under Connecticut law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “Separate Account” under the federal securities laws.
Title to the assets of the Separate Account is held by Talcott. The assets are kept physically segregated and are held separate and apart from Talcott's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

Control of Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company).
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP, sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
We are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect us and our ability to conduct business and process transactions. Although we have business continuity plans, it is possible that the plans may not operate as intended or required and that we may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Policy Owners could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s Funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to a Fund, an inability to calculate unit values with respect to the Policy and/or the net asset value ("NAV") with respect to a Fund, and disclosures of your personal or confidential account information.
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In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused us and our service providers to implement business continuity plans, including widespread use of work-from-home arrangements. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). Although we, our service providers, and the Funds offered under the Policy may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Funds, and the issuers in which the Funds invest.

SERVICES
On January 2, 2013, The Hartford Financial Services Group (now Talcott Resolution Life Insurance Company) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance Policies and provide administration for the Policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc.

Experts
The statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2022 and 2021, and each of the three years in the period ended December 31, 2022, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which expresses an adverse opinion on the statutory-basis financial statements on the basis of Accounting Principles Generally Accepted in the United States of America and an unmodified opinion in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. The financial statements of each of the individual Sub-Accounts which comprise Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2022, incorporated by reference in this statement of additional information, have also been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Policy generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Policies issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Reports to Policy Owners
We will send you a statement at least once each year, showing: the current Account Value, Cash Surrender Value and Face Amount; the premiums paid, Monthly Deduction Amounts and any loans since your last statement; the amount of any Indebtedness; any notifications required by the provisions of your Policy; and any other information required by the Insurance Department of the state where your Policy was delivered.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.policyowner-services.com or by calling 800 -231-5453.

UNDERWRITERS
Effective May 1, 2014, Pruco Securities, LLC, ("Pruco Securities") an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of all Policies offered through this registration statement. Pruco Securities, organized as an LLC on
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September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,967,961 in 2022, $530,878,935 in 2021, and $434,196,019 in 2020. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Policies. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,890,506 in 2022, $4,092,005 in 2021, and $3,347,257 in 2020. Pruco Securities offers the Policy on a continuous basis.
The Policies are sold by salespersons who are financial professional registered broker-dealers who have entered into sales agreements with Pruco Securities. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.
Pruco Securities may pay alternative amounts for sales of the Policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.
Your registered financial professional receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your financial professional and his or her firm. Neither Talcott Resolution Life and Annuity nor Prudential is involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.
In addition commissions, Talcott Resolution Life and Annuity and/or an affiliate pay to broker-dealers additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Talcott greater access to financial professionals of the broker-dealers that receive such compensation.
All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.
These other compensation payments, which may be different for different broker-dealers, will be made by Talcott Resolution Life and Annuity out of its assets and are not direct deductions from the Policy Values .

ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
The front-end load is calculated as a percentage of each premium paid into the Policy and may vary by Policy Year. The front-end load under the Policies may be used to cover expenses related to the sale and distribution of the Policies. Refer to prospectus for applicable sales load.

Reduced Charges for Eligible Groups
Certain charges and deductions described above may be reduced for Policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the Application for a Policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary, based on such factors as the size of the plan, the purposes for which Policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company.

Underwriting Procedures
To purchase a Policy you must submit an Application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an Application for any reason.
Cost of insurance rates will be determined on each Policy Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table (Non-Smoker and Smoker for Stag Variable Life Artisan), age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. Special
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risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table (Non-Smoker and Smoker for Stag Variable Life Artisan), age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.
No change in the terms or conditions of a Policy will be made without your consent. We are no longer accepting new Applications for this Policy.

FINANCIAL STATEMENTS
The financial statements of the Company only bear on the Company's ability to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
The financial statements of the Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company and of Talcott Resolution Life and Annuity Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 24, 2023 .
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OTHER INFORMATION
Item 30. Exhibits

Exhibit Number	Description of Exhibit
(a)	Board of Directors Resolution:
(i)	Resolution of the Board of Directors of Talcott Resolution Life and Annuity Insurance Company ("Talcott") authorizing the establishment of the Separate Account. (Note 1)

(b)	Custodian Agreements:
Not Applicable.

(c)	Underwriting Contracts:
(i)	Principal Underwriting Agreement (Note 2)

(d)	Contracts:
(i)	Stag Artisan Form of Flexible Premium Variable Life Insurance Policy (Note 13)
(ii)	Accumulator II Form of Flexible Premium Variable Life Insurance Policy (Note 10)
(iii)	Accelerated Death Benefit Rider for Terminal Illness (Note 7)
(iv)	Accidental Death Benefit Rider (Note 7)
(v)	Child Insurance Rider (Note 7)
(vi)	Cost of Living Adjustment Rider (Note 7)
(vii)	Deduction Amount Waiver Rider (Note 7)
(viii)	Enhanced No-Lapse Guarantee Rider (Note 7)
(ix)	Life Access Accelerated Benefit Rider (Note 7)
(x)	Lifetime No-Lapse Guarantee Rider (Note 7)
(xi)	Policy Continuation Rider (Note 7)
(xii)	Term Insurance Rider (Note 7)
(xiii)	Waiver of Specified Amount Disability Benefit Rider (Note 7)

(e)	Applications:
(i)	Form of Application for Flexible Premium Variable Life Insurance Policies (Note 1)
(ii)	Supplemental Form of Application for Flexible Premium Variable Insurance Policies (Note 5)

(f)	Depositor's Certificate of Incorporation and By-Laws:
(i)	Certificate of Incorporation of Talcott, as amended June 1, 2018. (Note 3)
(ii)	By-laws of Talcott, as amended and restated June 1, 2018. (Note 3)

(g)	Reinsurance Contracts:
(i)	Canada Life Assurance Company (Note 7)
(ii)	Amendments Nos. 5, 7, 8, 9 (Note 9)
(iii)	Amendments Nos. 4 through 6 (Note 9)
(iv)	Employers Reassurance Corporation (Note 7)
(v)	Amendment No. 5 (Note 9)
(vi)	RGA Reinsurance Company (Note 7)
(vii)	Security Life of Denver Insurance Company (Note 7)
(viii)	Swiss RE Life & Health America, Inc. (Note 11)
(ix)	Amendments Nos. 10 through 13 (Note 9)
(x)	Transamerica Financial Life Insurance Company (Note 7)
(xi)	Amendment Nos. 7 through 14 (Note 9)

(xii)	Transamerica Occidental Insurance Company (Note 11)
(xiii)	Amendment Nos. 1 through 21 (Note 12)
(xiv)	The Prudential Insurance Company of America (Note 9)

(h)	Participation Agreements:
(i)	Participation Agreement between The Prudential Insurance Company of America and Black Rock Variable Series Funds, Inc. (Note 13)
(ii)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and AllianceBernstein Variable Products Series, Inc. (Note 7)
(iii)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and American Funds Insurance Series (Note 7)
(iv)	Amendment #6 to the Participation Agreement between Talcott and American Funds Insurance Series. (Note 9)
(v)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Fidelity Variable Insurance Products (Note 7)
(vi)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Franklin Templeton Variable Products Trust (Note 7)
(vii)	Amendment #10 to the Participation Agreement between Talcott and Franklin Templeton Variable Products Trust (Filed Herewith)
(viii)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 7)
(ix)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Invesco Variable Insurance Funds (formerly AIM Variable Insurance Funds) (Note 7)
(x)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Lord Abbett Series Fund, Inc. (Note 7)
(xi)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and MFS Variable Insurance Trust (Note 7)
(xii)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Oppenheimer Variable Account Funds (Note 7)
(xiii)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Putnam Variable Trust (Note 7)
(xiv)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Morgan Stanley Universal Funds, Inc. (Note 7)
(xv)
Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993. (Note 6)

(xvi)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (Note 6)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and BlackRock Advisors, LLC (Note 13)
(ii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and Fidelity Variable Insurance Products (Note 7)
(iii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and Franklin Templeton (Note 7)
(iv)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and HL Investment Advisers, LLC (Note 7)
(v)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and Invesco Variable Insurance Funds (formerly AIM Advisors, Inc.) (Note 7)
(vi)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and Lord Abbett Series Fund, Inc. (Note 7)
(vii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and Morgan Stanley Asset Management Inc. (Note 7)
(viii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and The Prudential Insurance Company of America (Note 8)

(j)	Other Material Contracts:
Not Applicable.

(k)	Legal Opinion:
(i)	Opinion and consent of Christopher M. Grinnell, Vice President and Associate General Counsel (Filed Herewith)

(l)	Actuarial Opinion:
Not Applicable.

(m)	Calculation:
Not Applicable.

(n)	Other Opinions:
(i)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (Filed Herewith)
(ii)	Consent of Deloitte & Touche LLP, Independent Auditors (Filed Herewith)
(iii)	Powers of Attorney: Matthew J. Poznar, Peter F. Sannizzaro, Robert R. Siracusa (Note 4)

(o)	Omitted Financial Statements:
Not Applicable.

(p)	Initial Capital Agreements:
Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing transfer and redemption procedures. (Filed Herewith))

(r)	Form of Initial Summary Prospectuses:
Not Applicable.

(Note 1)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-6, File No. 333-07471, filed with the Securities and Exchange Commission on April 29, 2021.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-148561, filed with the Securities and Exchange Commission on June 28, 2018.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-148815, filed with the Securities and Exchange Commission on October 5, 2021.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-109529, filed with the Securities and Exchange Commission on December 19, 2006.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 9, to the Registration Statement on Form N-4, File No. 333-148565, filed on May 3, 2010.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-6, File No. 333-109529, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-6, File No. 333-07471, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement File No. 333-88787, Filed on November 19, 2003.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 333-88787, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-148815, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-6, File No. 333-07471, filed with the Securities and Exchange Commission on April 21, 2022.

Item 31. Directors and Officers of Talcott Resolution Life and Annuity Insurance Company (Depositor)

Name and Principal Business Address	Position and Offices with Talcott
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen Below	Vice President, Chief Communications Officer and Head of Implementation
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Jessica Kubat	Vice President
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Interim Co-President, Chief Legal Officer and Chief Compliance Officer
Peter F. Sannizzaro	Director
Robert R. Siracusa	Interim Co-President and Chief Financial Officer, Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095. Effective September 1, 2023, the principal business address of each of the above individuals will be 1 American Row, Hartford, CT 06103.

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Filed herein as Exhibit 32.1

Item 33. Indemnification
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters
(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Policy. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C

The Policy is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Policy may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Principal Operations Officer
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Kelly Florio (Note 2)	Anti-Money Laundering Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Jennifer H. Gascho (Note 2)	Assistant Controller
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Patrick L. Hynes (Note 1)	Manager
Yoo J. Kim (Note 2)	Assistant Controller
Milton T. Landes (Note 1)	Vice President
Conway Lee (Note 1)	Chief Compliance Officer
Tina Lloyd (Note 1)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Julia E. Moran (Note 1)	Chief Legal Officer, Assistant Secretary
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102

(c) Compensation From the Registrant:
Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Policies. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,890,506 in 2022, $4,092,005 in 2021, and $3,347,257 in 2020.

The sum of the chart below is $434,967,961, which represents Pruco Securities’ total 2022 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commission**	Other Compensation
Pruco Securities	$131,014,945	$0	$303,953,016	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 35. Location of Accounts and Records
Provided in the most recent report on Form N-CEN.

Item 36. Management Services
On January 2, 2013, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively, "Talcott") entered into agreements with The Prudential Insurance Company of America ("Prudential") under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies.

Item 37. Fee Representation
Talcott Resolution Life and Annuity Insurance Company represents that the fees and charges deducted under the Variable Universal Life Insurance Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Talcott Resolution Life and Annuity Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 27th day of April, 2023.

Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
(Depositor, on behalf of the Registrant)

By:	Peter F. Sannizzaro*	*By:	/s/ William J. Evers
	Peter F. Sannizzaro,		William J. Evers
	Director*		Vice President and Corporate Counsel

Talcott Resolution Life and Annuity Insurance Company
(Depositor)

By:	Peter F. Sannizzaro*
Peter F. Sannizzaro,
Director*

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on this 27th day of April, 2023.

Signature and Title

/s/ *
Peter F. Sannizzaro
Director

/s/ *
Matthew J. Poznar	*By:	/s/ William J. Evers
Senior Vice President, Chief Investment Officer, Director		William J. Evers
Vice President and Corporate Counsel
/s/ *
Robert R. Siracusa
Interim Co-President, Chief Financial Officer, Director